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                                                                    Exhibit 10.2


                        GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT (this "Guaranty"), dated as of the 6th day of March, 2009, made by The New York Times Company, a New York corporation ("NYTC"), and The New York Times Sales Company, a Massachusetts business trust corporation ("NYT Sales"), (NYTC and NYT Sales, collectively the "Guarantor"), to 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord").

                                   WITNESSETH:

          WHEREAS, Landlord, as lessor, has entered into a Lease Agreement of even date herewith (the "Lease"), in which Landlord leased to NYT REAL ESTATE COMPANY LLC, a New York limited liability company ("Tenant"), certain leasehold condominium premises situate at 620 Eighth Avenue New York, New York (the "Leased Premises");

          WHEREAS, all of the issued and outstanding stock of Tenant is owned by NYTC; and

          WHEREAS, the execution and delivery by Guarantor of this Guaranty is a material inducement to Landlord to execute the Lease, and Guarantor expects to derive financial benefit from the Lease.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged by Guarantor, and intending to be legally bound, Guarantor hereby covenants and agrees as follows:

                                    ARTICLE I
                                    GUARANTEE

          Section 1.01 Guaranteed Obligations. Guarantor (and each of them individually) hereby jointly and severally absolutely unconditionally and irrevocably guarantees to and becomes surety for Landlord and its successors and assigns for the due, punctual and full payment, performance and observance of, and covenants with Landlord to duly, punctually and fully pay and perform, the following (collectively, the "Guaranteed Obligations"):

          (a) the full and timely payment of all Rent and all other amounts due or to become due to Landlord from Tenant under the Lease or any other agreement or instrument executed in connection therewith, including without limitation the Seller/Lessee's Certificate (a copy of which is attached hereto as Exhibit A) of even date therewith in favor of Landlord ("Guarantor's Certificate"), whether now existing or hereafter arising, contracted or incurred (collectively, the "Monetary Obligations"); and

          (b) all covenants, agreements, terms, obligations and conditions, undertakings, duties representations and warranties contained in the Lease to be observed, performed by or imposed upon Tenant under the Lease, whether now existing or hereafter arising, contracted or

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incurred (collectively, the "Performance Obligations"), as and when such payment, performance or observance shall become due (whether by acceleration or otherwise) in accordance with the terms of the Lease, which terms are incorporated herein by reference. The Guaranteed Obligations shall not be affected by the Tenant's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization or similar proceeding affecting the Tenant. If for any reason any Monetary Obligation shall not be paid promptly when due prior to the expiration of any applicable notice and cure period set forth in the Lease, Guarantor shall, immediately upon demand, pay the same to Landlord when due under the terms of the Lease. If for any reason Tenant shall fail to perform or observe any Performance Obligation prior to the expiration of any applicable notice and cure period set forth in the Lease, Guarantor shall, immediately upon demand, perform and observe the same or cause the same to be performed or observed. If, by reason of any bankruptcy, insolvency or similar laws affecting the rights of creditors, Landlord shall be prohibited from exercising any of Landlord's rights and remedies, including, but not limited to, enforcement of the terms of the Lease against the Tenant, then as to Guarantor such prohibition shall be of no force and effect, and Landlord shall have the right to make demand upon, and receive payment and/or performance from Guarantor of all Guaranteed Obligations and Guarantor's obligation in this respect shall be primary and not secondary. Guarantor acknowledges and agrees that the Monetary Obligations include, without limitation, Rent and other sums accruing and/or becoming due under the Lease following the commencement by or against Tenant of any action under the United States Bankruptcy Code or other similar statute. Guarantor, upon such demand by Landlord, shall pay all Monetary Obligations to Landlord at the address and in the manner set forth in the Lease or at such other address as Landlord shall notify Guarantor in writing.

          Section 1.02 Guarantee Unconditional. The obligations of Guarantor hereunder are continuing, absolute and unconditional, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety. Without limiting the generality of the foregoing, the obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be released, discharged, abated, impaired or in any way affected by:

          (a) any amendment, modification, extension, renewal or supplement to the Lease or any termination of the Lease or any interest therein, provided, however, notwithstanding any provision to the contrary set forth in this Guaranty or the Lease, Guarantor shall not be bound by any amendment, modification or supplement to the Lease entered into by a tenant under the Lease that is not an Affiliate (as hereinafter defined) of Guarantor, unless Guarantor shall have consented in writing to such amendment, modification or supplement. As used herein, "Affiliate" of any Person shall mean any Person which shall (i) control, (ii) be under the control of, or (iii) be under common control with such Person (the term "control" as used herein shall be deemed to mean ownership of more than 50% of the outstanding voting stock of a corporation or other majority equity and control interest if such Person is not a corporation) or the power to direct or cause the direction of the management or policies of such Person;

          (b) any assumption by any party of Tenant's or any other party's obligations under, or Tenant's or any other party's assignment of any of its interest in, the Lease;

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          (c) any exercise or nonexercise of or delay in exercising any right, remedy, power or privilege under or in respect of this Guaranty or the Lease or pursuant to applicable law (even if any such right, remedy, power or privilege shall be lost thereby), including, without limitation, any so-called self-help remedies, or any waiver, consent, compromise, settlement, indulgence or other action or inaction in respect thereof;

          (d) any change in the financial condition of Tenant, the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting Landlord, Tenant or Guarantor or any of their assets or any impairment, modification, release or limitation of liability of Landlord, Tenant or Guarantor or their respective estates in bankruptcy or of any remedy for the enforcement of such liability resulting from the operation of any present or future provision of the United States Bankruptcy Code or other similar statute or from the decision of any court;

          (e) any extension of time for payment or performance of the Guaranteed Obligations or any part thereof;

          (f) the genuineness, invalidity or unenforceability of all or any portion or provision of the Lease;

          (g) any defense that may arise by reason of the failure of Landlord to file or enforce a claim against the estate of Tenant in any bankruptcy or other proceeding;

          (h) the release or discharge of or accord and satisfaction with of Tenant or any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in the Lease by operation of law or otherwise;

          (i) the failure of Landlord to keep Guarantor advised of Tenant's financial condition, regardless of the existence of any duty to do so;

          (j) any assignment by Landlord of all of Landlord's right, title and interest in, to and under the Lease and/or this Guaranty as collateral security for any Loan;

          (k) any present or future law or order of any government (de jure or de facto) or of any agency thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations or any or all of the obligations, covenants or agreements of Tenant under the Lease (except by payment in full of all Guaranteed Obligations) or Guarantor under this Guaranty (except by payment in full of all Guaranteed Obligations);

          (l) the default or failure of Guarantor fully to perform any of its obligations set forth in this Guaranty;

          (m) any actual, purported or attempted sale, assignment or other transfer by Landlord of the Lease or the Leased Premises or any part thereof or of any of its rights, interests or obligations thereunder;

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          (n) any merger or consolidation of Tenant into or with any other entity, or any sale, lease, transfer or other disposition of any or all of Tenant's assets or any sale, transfer or other disposition of any or all of the shares of capital stock or other securities of Tenant or any affiliate of Tenant to any other person or entity;

          (o) Tenant's failure to obtain, protect, preserve or enforce any rights in or to the Lease or the Leased Premises or any interest therein against any party or the invalidity or unenforceability of any such rights; or

          (p) any other event, action, omission or circumstances which might in any manner or to any extent impose any risk to Guarantor or which might otherwise constitute a legal or equitable release or discharge of a guarantor or surety, all of which may be given or done without notice to, or consent of, Guarantor.

          No setoff, claim, reduction or diminution of any obligation, or any defense of any kind or nature which Tenant or Guarantor now has or hereafter may have against Landlord shall be available hereunder to Guarantor against Landlord.

          Section 1.03 Disaffirmance of Lease. Guarantor agrees that, in the event of rejection or disaffirmance of the Lease by Tenant or Tenant's trustee in bankruptcy pursuant to the United States Bankruptcy Code or any other law, Guarantor will, if Landlord so requests, assume all obligations and liabilities under the express terms of the Lease, to the same extent as if Guarantor had been originally named instead of Tenant as a party to the Lease and there had been no rejection or disaffirmance; and Guarantor will confirm such assumption in writing at the request of Landlord on or after such rejection or disaffirmance. Guarantor, upon such assumption, shall have all rights of Tenant under the Lease (to the extent permitted by law).

          Section 1.04 No Notice or Duty to Exhaust Remedies. Guarantor hereby waives notice of any default in the payment or non-performance of any of the Guaranteed Obligations (except as expressly required hereunder), diligence, presentment, demand, protest and all notices of any kind. Guarantor agrees that liability under this Guaranty shall be primary and hereby waives any requirement that Landlord exhaust any right or remedy, or proceed first or at any time, against Tenant or any other guarantor of, or any security for, any of the Guaranteed Obligations. Guarantor hereby waives notice of any acceptance of this Guaranty and all matters and rights which may be raised in avoidance of, or in defense against, any action to enforce the obligations of Guarantor hereunder. Guarantor hereby waives any and all suretyship defenses or defenses in the nature thereof without in any manner limiting any other provision of this Guaranty. This Guaranty constitutes an agreement of suretyship as well as of guaranty, and Landlord may pursue its rights and remedies under this Guaranty and under the Lease in whatever order, or collectively, and shall be entitled to payment and performance hereunder notwithstanding any action taken by Landlord or inaction by Landlord to enforce any of its rights or remedies against any other guarantor, person, entity or property whatsoever. This Guaranty is a guaranty of payment and performance and not merely of collection.

Landlord may pursue its rights and remedies under this Guaranty notwithstanding any other guarantor of or security for the Guaranteed Obligations or any part thereof. Guarantor authorizes

Landlord, at its sole option, without notice or demand and without affecting the liability of Guarantor under this Guaranty, to terminate the Lease, either in whole or in part, in accordance with its terms.

Each default on any of the Guaranteed Obligations shall give rise to a separate cause of action and separate suits may be brought hereunder as each cause of action arises or, at the option of Landlord any and all causes of action which arise prior to or after any suit is commenced hereunder may be included in such suit.

          Section 1.05 Subrogation. Notwithstanding any payments made or obligations performed by Guarantor by reason of this Guaranty (including but not limited to application of funds on account of such payments or obligations), Guarantor hereby irrevocably waives and releases, until 366 days after payment in full of the Guaranteed Obligations, any and all rights it may have, at any time, whether arising directly or indirectly, by operation of law, contract or otherwise, to assert any claim against Tenant or any other person or entity or against any direct or indirect security on account of payments made or obligations performed under or pursuant to this Guaranty, including without limitation any and all rights of subrogation, reimbursement, exoneration, contribution or indemnity, and any and all rights that would result in Guarantor being deemed a "creditor" under the United States Bankruptcy Code of Tenant or any other person or entity. If any payment shall be paid to Guarantor on account of any subrogation rights, each and every amount so paid shall immediately be paid to Landlord to be credited and applied upon any of the Guaranteed Obligations, whether or not then due and payable. Every claim or demand which Guarantor may have against Tenant shall be fully subordinate to all Guaranteed Obligations.

                                   ARTICLE II
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

          Section 2.01 Representations and Warranties. The representations and warranties made by Guarantor in the Guarantor's Certificate (a copy of which is attached hereto as Exhibit B) hereby are incorporated by reference herein (with all related definitions). Guarantor hereby represents and warrants to Landlord as provided therein.

          Section 2.02 Financial Statements; Books and Records.

          (a) Guarantor shall deliver to Landlord and to Lender within seventy-five (75) days of the close of each fiscal year of Guarantor, annual audited financial statements of Guarantor (which must include Tenant as part of the Tenant Group) certified by a nationally recognized firm of independent certified public accountants. Guarantor also shall furnish to Landlord within thirty (30) days after the end of each of the three (3) remaining fiscal quarters unaudited financial statements and all other quarterly reports of Guarantor, certified by Guarantor's chief financial officer, and all filings, if any, of Form 10-K, Form 10-Q and other required filings with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended, or any other Law. All financial statements of Guarantor shall be prepared in accordance with GAAP consistently applied. All annual financial statements shall be accompanied (i) by an opinion of said accountants stating that (A) there are no qualifications as to the scope of the audit and (B) the audit was performed in accordance with

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GAAP and (ii) by the affidavit of the president or a vice president of
Guarantor, dated within five (5) days of the delivery of such statement, stating that (C) the affiant knows of no Event of Default, or event which, upon notice or the passage of time or both, would become an Event of Default which has occurred and is continuing hereunder or, if any such event has occurred and is continuing, specifying the nature and period of existence thereof and what action Guarantor has taken or proposes to take with respect thereto and (D) except as otherwise specified in such affidavit, that Guarantor has fulfilled all of its obligations under this Guaranty which are required to be fulfilled on or prior to the date of such affidavit. Notwithstanding any of the foregoing to the contrary, so long as the Guarantor is a public company and the consolidated quarterly and annual financials of Guarantor (which must include Tenant as a part of the Tenant Group) that Guarantor otherwise would be required hereinabove to cause to be delivered are available to Landlord via EDGAR or other online service at no material cost to Landlord, then Landlord agrees that it shall obtain such quarterly and annual financials through such service and that Guarantor shall not be required to make the physical deliveries required hereinabove. In the event that Landlord (or any direct or indirect parent company) is required to disclose Tenant's or Guarantor's financial statements, as the case may be (in whole or in summary form), in order to comply with its public filing and disclosure requirements under the rules or regulations promulgated by the Securities & Exchange Commission ("SEC"), then Guarantor shall cause the certified public accountants that audited such financial statements to provide Landlord with written consent to allow such auditor's report to be disclosed and/or incorporated by reference into Landlord's or its ultimate parent company's SEC filings.

          Section 2.03 Notice of Certain Events. Promptly upon becoming aware thereof, Guarantor shall give Landlord notice of (i) the commencement or existence of any proceeding by or before any duly constituted governmental authority or agency against or affecting Guarantor which, if adversely decided, would have a material adverse effect on the financial condition of Guarantor or on its ability to perform its obligations hereunder or (ii) any material adverse change in the business, operations or condition, financial or otherwise, of Guarantor, to the extent the ability of Guarantor to perform its obligations hereunder is materially adversely affected.

          Section 2.04 Estoppel Certificates. Guarantor shall, at any time upon not less than ten (10) days' prior written request by Landlord or Lender, deliver to the party requesting the same a statement in writing, executed by the president or a vice president or other duly authorized officer of Guarantor, certifying (i) that, except as otherwise specified, this Guaranty is unmodified and in full force in effect, (ii) that Guarantor is not in default hereunder and that no event has occurred or condition exists which with the giving of notice or the passage of time or both would constitute a default hereunder, (iii) that Guarantor has no defense, setoff or counterclaim against Landlord arising out of or in any way related to this Guaranty, and (iv) that, except as otherwise specified, there are no proceedings pending against Guarantor before any court, arbiter or administrative agency which, if adversely decided, could have a material adverse effect on the financial condition of Guarantor or on its ability to perform its obligations hereunder.

          Section 2.05 Guarantor's Assets. NYTC hereby represents and warrants that all material assets (collectively, the "Strategic Assets") necessary for the operation of Guarantor's business of reporting, collecting, publishing and distributing news and related content through (i)

The New York Times newspaper and the printing and sales thereof, and (ii) nytimes.com and its distribution or dissemination, including, in any case, all material intellectual property rights (the "IP Assets"), including, without limitation, all logos, copyrights, patents, trademarks and service marks for The New York Times and nytimes.com, and all licenses and web addresses, is held by Guarantor either directly through its divisions such as, The New York Times News Services, nytimes.com, and The New York Times Newspaper, or indirectly through its wholly-owned Subsidiary, The New York Times Sales Company. If any material portion of the Strategic Assets shall be sold, assigned, conveyed or otherwise transferred to any Affiliate or Subsidiary of Guarantor then, concurrently with such transfer, such Affiliate or Subsidiary, as the case may be, shall execute a counterpart of this Guaranty as an additional Guarantor hereunder.

                                   ARTICLE III
                                EVENTS OF DEFAULT

          Section 3.01 Events of Default. The occurrence of any one or more of the following shall constitute an "Event of Default" under this Guaranty:

          (a) a failure by Guarantor to make any payment of any Monetary Obligation within five (5) days after demand by Landlord, regardless of the reason for such failure;

          (b) a failure by Guarantor duly to perform and observe, or a violation or breach of, any other provision hereof not otherwise specifically mentioned in this Section 3.01, in each case continuing for ten (10) Business Days after written notice is given by Landlord;

          (c) any representation or warranty made by Guarantor herein or in any certificate, demand or request made pursuant hereto now or hereafter proves to have been incorrect when made, in any material respect, and any such incorrectness or failure remains uncured for five (5) days from the date on which notice thereof is given by Landlord;

          (d) Guarantor shall (A) voluntarily be adjudicated a bankrupt or insolvent, (B) seek or consent to the appointment of a receiver for itself or its assets, (C) file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, (D) make a general assignment for the benefit of creditors, or (E) be unable to pay its debts as they mature;

          (e) a court shall enter an order, judgment or decree appointing, without the consent of Guarantor, a receiver or trustee for it or approving a petition filed against Guarantor which seeks relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, and such order, judgment or decree shall remain undischarged or unstayed sixty (60) days after it is entered;

          (f) Guarantor shall be liquidated or dissolved or shall begin proceedings towards its liquidation or dissolution;

          (g) Guarantor shall, in a single transaction or series of transactions, sell, assign or otherwise transfer or enter into an agreement to sell, assign or otherwise transfer all or substantially all of its assets to any Person or Persons, without the express prior written approval of Landlord in its sole and absolute discretion, unless either (i) the Lease is assigned to and assumed by the Person or Persons acquiring such assets pursuant to a written agreement, or (ii) the Person or Persons acquiring such assets execute and deliver to Landlord a guaranty of the Lease substantially in the form of this Guaranty (in which case the Lease may be assigned to and assumed by an SPE or other non-operating Subsidiary of such Person).

          (h) Guarantor shall, in a single transaction or series of transactions, sell, assign or otherwise transfer or enter into an agreement to sell, assign or otherwise transfer all or substantially all of the Strategic Assets to any Person without the express prior written approval of Landlord in its sole and absolute discretion, unless either (i) the Lease is assigned to and assumed by the Person or Persons acquiring such assets pursuant to a written agreement, or (ii) the Person or Persons acquiring such assets execute and deliver to Landlord a guaranty of the Lease substantially in the form of this Guaranty (in which case the Lease may be assigned to and assumed by an SPE or other non-operating Subsidiary of such Person).

          (i) Guarantor shall, in a single transaction or series of transactions, sell, assign or otherwise transfer or enter into an agreement to sell, assign or otherwise transfer all or any material portion of the IP Assets to any Person (other than to a wholly-owned Subsidiary that executes a counterpart of this Guaranty as required by Section 2.05 hereof) without the express prior written approval of Landlord in its sole and absolute discretion; provided that, (x) the provision of Section 3.01(j) below shall not be applied to permit any sale, assignment or other transfer of the IP Assets and (y) (i) the sale, assignment or other transfer of all or substantially all of the IP Assets shall be permitted under the terms of Section 3.01(g) above as a part of the sale, assignment or other transfer of all or substantially all of the assets of Guarantor or under the terms of Section 3.01(h) above as a part of the sale, assignment or other transfer of all or substantially all of the Strategic Assets to the same Person, and (ii) the sale, assignment or other transfer of all or any material portion of the IP Assets shall be permitted if (A) the Person acquiring the IP Assets is either (1) a Credit Entity or (2) a Subsidiary of such Credit Entity, if such Credit Entity executes and delivers to Landlord a guaranty of the Lease substantially in the form of this Guaranty, and (B) in any case, the Lease is assigned to and assumed by the Person acquiring the IP Assets pursuant to a written agreement.

          (j) a failure by Guarantor to duly to perform and observe, or a violation or breach of, the following:

               1. Guarantor shall not, in a single transaction or series of transactions (including any interim merger or consolidation), enter into an agreement to sell or convey, transfer or lease or sell or convey, transfer or lease any material portion of the Strategic Assets (an "Asset Transfer") to any Person (other than an Excluded Disposition and other than an Asset Transfer to a wholly-owned Subsidiary that executes a counterpart of this Guaranty as required by Section 2.05 hereof) without the express prior written approval of Landlord in its sole discretion; provided that, so long as such Asset Transfer is for a valid corporate purpose to a bona fide third party operating company (and not merely or primarily for the purpose of, or with the intent of, circumventing or attempting to circumvent the restrictions contained in this Section 3.01(j) or precipitating a sale of the Leased Premises back to Guarantor or any of its Affiliates or Subsidiaries), Guarantor shall have the right to conduct an Asset Transfer to a Person without Landlord's consent provided and upon condition that:

                    (i) With respect to the first proposed Asset Transfer and any subsequent proposed Asset Transfer if Guarantor has not previously provided an Asset L/C: Guarantor shall make a written rejectable offer to Landlord (the "Offer") to terminate the Lease and this Guaranty for a termination price not less than the amount corresponding to the proposed month of such termination as set forth on Schedule 1 annexed hereto and made a part hereof. If Landlord rejects such offer, then Guarantor nevertheless shall have the right to conduct such Asset Transfer provided that Guarantor delivers to Landlord a letter of credit (the "Asset L/C") meeting the criteria for an acceptable "Letter of Credit" as set forth in Paragraph 37 of the Lease in an amount equal to the Basic Rent due under the Lease for the Lease Year in which Guarantor makes such Offer at least five (5) Business Days prior the effective date of any such Asset Transfer. If Landlord fails to accept such Offer by written notice to Guarantor given within thirty (30) days after the date the Offer was given by Guarantor then the Offer shall be deemed rejected by Landlord. Upon the tender of the Asset L/C same shall constitute an additional Security Deposit (i.e., in addition to and not in lieu of the Earnout Security Deposit deposited by Tenant under the terms of the Lease concurrently with the execution of this Lease). The Asset L/C shall be held, utilized and returned, and otherwise subject to, all of the terms and provisions of Paragraph 37 (and Paragraph 22(a)) of the Lease applicable to a Security Deposit; and

                    (ii) With respect to any subsequent proposed Asset Transfer after Guarantor has delivered an Asset L/C: Guarantor shall make a written rejectable offer to Landlord (the "Offer") to terminate the Lease and this Guaranty for a termination price not less than the amount corresponding to the proposed month of such termination as set forth on Schedule 1 annexed hereto and made a part hereof. If Landlord rejects such offer, then Guarantor nevertheless shall have the right to conduct such Asset Transfer and no additional Asset L/C or other security shall be required in connection therewith.

          Notwithstanding the foregoing, (A) the sale, conveyance or other transfer or disposal of used, obsolete or worn-out items of equipment, machinery, vehicles or other similar personal property assets that currently constitute a part of the Strategic Assets, (B) the sale, conveyance or other transfer of real or personal property assets the retention of which is no longer deemed necessary, advisable or advantageous by Guarantor in connection with or following the outsourcing of labor, services or production as a cost-savings measure in accordance with Guarantor's strategic planning, and (C) the sale or other transfer of any plant or facility or other real property asset or item of capital equipment that is or will be closed, idle, underutilized or no longer economical to operate and the retention of which is no longer deemed necessary, advisable or advantageous by Guarantor as a result of the consolidation or termination of lines of business in accordance with Guarantor's strategic planning, shall not, in any case, by itself constitute an Asset Transfer even if such asset or assets might otherwise constitute a material portion of the Strategic Assets (a Asset Transfer meeting the criteria of (A), (B) or (C) hereof, an "Excluded Disposition").

          For purposes of clarification, NYTC's ownership and control of the equity interests of NYT Sales shall be deemed an asset within the definition of Strategic Assets and any sale, conveyance or other transfer by NYTC of a controlling interest in NYT Sales, in a single transaction or series of transactions, shall be subject to the terms governing an Asset Transfer under this Section 3.05(j).

                                   ARTICLE IV
                                  MISCELLANEOUS

          Section 4.01 Effect of Bankruptcy Proceedings. This Guaranty shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Landlord as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made. Guarantor hereby agrees to indemnify Landlord against, and to save and hold Landlord harmless from any required return by Landlord, or recovery from Landlord, of any such payment because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason. If an Event of Default at any time shall have occurred and be continuing or exist and declaration of default or acceleration under or with respect to the Lease shall at such time be prevented by reason of the pendency against Tenant of a case or proceeding under any bankruptcy or insolvency law, Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the Lease shall be deemed to have been declared in default or accelerated with the same effect as if the Lease had been declared in default and accelerated in accordance with the terms thereof, and Guarantor shall forthwith pay and perform the Guaranteed Obligations in full without further notice or demand.

          Section 4.02 Further Assurances. From time to time upon the request of Landlord, Guarantor shall promptly and duly execute, acknowledge and deliver any and all such further instruments and documents as Landlord reasonably may deem necessary or appropriate to confirm this Guaranty, to carry out the purpose and intent hereof or to enable Landlord to enforce any of its rights hereunder.

          Section 4.03 Amendments, Waivers, Etc. This Guaranty cannot be amended, modified, waived, changed, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of such amendment, modification, waiver, change, discharge or termination is sought.

          Section 4.04 No Implied Waiver; Cumulative Remedies. No course of dealing and no delay or failure of Landlord in exercising any right, power or privilege under this Guaranty or the Lease shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of Landlord under this Guaranty are cumulative and not exclusive of any rights or remedies which Landlord would otherwise have under the Lease, at law or in equity.

          Section 4.05 Notices. All notices, requests, demands, directions and other communications (collectively "notices") under the provisions of this Guaranty shall be in writing and shall be deemed to have been given and received for all purposes when delivered in person or by Federal Express or other reliable 24-hour delivery service or five (5) business days after being deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, addressed to the other party or when delivery is refused. All notices shall be sent to the applicable party addressed, if to Landlord, c/o W. P. Carey & Co. LLC,

50 Rockefeller Plaza, 2nd Floor, New York, New York 10020, to the attention of Director, Asset Management, and notices to Tenant shall be sent c/o The New York Times Company, 620 Eighth Avenue, New York, New York 10018 to the attention of General Counsel and CEO (in separate envelopes) and shall simultaneously be given by Landlord to DLA Piper LLP, 1251 Avenue of the Americas, New York, New York, 10020 Attention: Martin D. Polevoy, Esq. A copy of any notice given by Tenant to Landlord shall simultaneously be given by Tenant to Reed Smith LLP, 599 Lexington Avenue, 29th Floor, New York, New York, 10022, Attention:
Chairman, Real Estate Department, or in accordance with the last unrevoked written direction from such party to the other party.

          Section 4.06 Expenses. Guarantor agrees to pay or cause to be paid and to save Landlord harmless against liability for the payment of all reasonable out-of-pocket expenses, including fees and expenses of counsel for Landlord, incurred by Landlord from time to time arising in connection with Landlord's enforcement or preservation of rights under this Guaranty or the Lease, including but not limited to such expenses as may be incurred by Landlord in connection with any default by Guarantor of any of its obligations hereunder or by Tenant of any of its obligations under the Lease.

          Section 4.07 Survival. All obligations of Guarantor to make payments to or indemnify Landlord shall survive the payment and performance in full of the Guaranteed Obligations.

          Section 4.08 Severability. If any term or provision of this Guaranty or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

          Section 4.09 Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

          Section 4.10 Governing Law. (a) This Guaranty was negotiated in New York, and accepted by Landlord in the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limiting the generality of the foregoing, matters of construction, validity and performance, this Guaranty and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contract made and performed in such State and any applicable law of the United States of America. To the fullest extent permitted by law, Guarantor hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Guaranty, and the Guaranty shall be governed by and construed in accordance with the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law.

               (b) Any legal suit, action or proceeding against Guarantor or Landlord arising out of or relating to this Guaranty shall be instituted in any federal or state court in New York, New York, pursuant to Section 5-1402 of the New York General Obligations Law, and Guarantor waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding.

          Section 4.11 Jury Trial. GUARANTOR HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS GUARANTY. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR ACKNOWLEDGES THAT THE LANDLORD HAS NOT MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER ACKNOWLEDGES THAT GUARANTOR HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF ALL WAIVERS CONTAINED HEREIN BY INDEPENDENT LEGAL COUNSEL, SELECTED BY GUARANTOR, AND GUARANTOR HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

          Section 4.12 Successors and Assigns; Joint and Several. This Guaranty shall bind Guarantor and its successors and assigns, and shall inure to the benefit of Landlord and its successors and assigns. The obligations and liabilities of each Guarantor under this Guaranty shall be joint and several. As used in this Guaranty, the singular shall include the plural and vice-versa.

          Section 4.13 Incorporation of Recitals; Definitions. The recitals set forth on page 1 of this Guaranty are hereby specifically incorporated into the operative terms of this Guaranty as if fully set forth. Terms not otherwise specifically defined herein shall have the meanings set forth in the Lease.

          Section 4.14 Rights of Lender. Guarantor acknowledges that the rights of Landlord under this Guaranty may be assigned to Lender and, upon such assignment, Lender shall have all of the rights and benefits of Landlord hereunder.

          IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date first above written.

WITNESS:                                THE NEW YORK TIMES COMPANY


By: /s/ Alaina Marie Guglielmo          By: /s/ Kenneth A. Richieri
    ---------------------------------       ------------------------------------
                                        Name: Kenneth A. Richieri
                                              ----------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------


WITNESS:                                THE NEW YORK TIMES SALES COMPANY.


By: /s/ Alaina Marie Guglielmo           By: /s/ Kenneth A. Richieri
    ---------------------------------       ------------------------------------
                                        Name: Kenneth A. Richieri
                                        Title: Manager
                                               ---------------------------------

                                   Schedule 1

                     Rejectable Offer Schedule for Guaranty

   Month        Amount
----------   ------------
    3/2009   $329,939,192
    4/2009   $329,573,263
    5/2009   $329,205,505
    6/2009   $328,835,907
    7/2009   $328,464,462
    8/2009   $328,091,159
    9/2009   $327,715,990
   10/2009   $327,338,945
   11/2009   $326,960,015
   12/2009   $326,579,190
    1/2010   $326,196,461
    2/2010   $325,811,818
    3/2010   $325,395,018
    4/2010   $324,976,133
    5/2010   $324,555,155
    6/2010   $324,132,071
    7/2010   $323,706,872
    8/2010   $323,279,547
    9/2010   $322,850,085
   10/2010   $322,418,476
   11/2010   $321,984,709
   12/2010   $321,548,773
    1/2011   $321,110,658
    2/2011   $320,670,352
    3/2011   $320,197,156
    4/2011   $319,721,595
    5/2011   $319,243,656
    6/2011   $318,763,327
    7/2011   $318,280,596
    8/2011   $317,795,452
    9/2011   $317,307,882
   10/2011   $316,817,874
   11/2011   $316,325,416
   12/2011   $315,830,496
    1/2012   $315,333,101
    2/2012   $314,833,219
    3/2012   $314,299,690
    4/2012   $313,763,493
    5/2012   $313,224,615
    6/2012   $312,683,042
    7/2012   $312,138,762
    8/2012   $311,591,760
    9/2012   $311,042,024
   10/2012   $310,489,538
   11/2012   $309,934,291
   12/2012   $309,376,267
    1/2013   $308,815,453
    2/2013   $308,251,834
    3/2013   $307,653,783
    4/2013   $307,052,741
    5/2013   $306,448,693
    6/2013   $305,841,626
    7/2013   $305,231,523
    8/2013   $304,618,370
    9/2013   $304,002,151
   10/2013   $303,382,851
   11/2013   $302,760,454
   12/2013   $302,134,945
    1/2014   $301,506,309
    2/2014   $300,874,530
    3/2014   $300,207,502
    4/2014   $299,537,139
    5/2014   $298,863,424
    6/2014   $298,186,341
    7/2014   $297,505,872
    8/2014   $296,822,000
    9/2014   $296,134,710
   10/2014   $295,443,983
   11/2014   $294,749,802
   12/2014   $294,052,151
    1/2015   $293,351,011
    2/2015   $292,646,365
    3/2015   $291,905,626
    4/2015   $291,161,182
    5/2015   $290,413,016
    6/2015   $289,661,110
    7/2015   $288,905,444
    8/2015   $288,146,000
    9/2015   $287,382,758
   10/2015   $286,615,700
   11/2015   $285,844,807
   12/2015   $285,070,060
    1/2016   $284,291,438
    2/2016   $283,508,924
    3/2016   $282,689,437
    4/2016   $281,865,853
    5/2016   $281,038,151
    6/2016   $280,206,311
    7/2016   $279,370,311
    8/2016   $278,530,132
    9/2016   $277,685,751
   10/2016   $276,837,149
   11/2016   $275,984,304
   12/2016   $275,127,194
    1/2017   $274,265,799
    2/2017   $273,400,097
    3/2017   $272,496,510
    4/2017   $271,588,406
    5/2017   $270,675,762
    6/2017   $269,758,554
    7/2017   $268,836,760
    8/2017   $267,910,357
    9/2017   $266,979,323
   10/2017   $266,043,633
   11/2017   $265,103,264
   12/2017   $264,158,194
    1/2018   $263,208,398
    2/2018   $262,253,853
    3/2018   $261,260,477
    4/2018   $260,262,134
    5/2018   $259,258,800
    6/2018   $258,250,448
    7/2018   $257,237,055
    8/2018   $256,218,595
    9/2018   $255,195,042
   10/2018   $254,166,372
   11/2018   $253,132,559
   12/2018   $252,093,576
    1/2019   $251,049,398
    2/2019   $251,049,398
Thereafter   $250,000,000

                                    EXHIBIT A

                          Seller's/Lessee's Certificate

                                                                  EXECUTION COPY

                          SELLER'S/LESSEE'S CERTIFICATE

This Seller's/Lessee's Certificate of NYT REAL ESTATE COMPANY LLC, a New York limited liability company ("Seller"), is being delivered on this 6th day of March, 2009, to 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership ("Purchaser"), in connection with the sale by Seller to Purchaser and the leasing by Purchaser to Seller of Seller's interest in that certain leasehold condominium situate in New York, New York, as more particularly described on Schedule 1 attached hereto and made a part hereof (the "Property").

ARTICLE V SELLER'S REPRESENTATIONS.

Seller hereby makes the following representations and warranties to Purchaser with the understanding that each such representation and warranty is material and is being relied upon by Purchaser:

     Section 5.01 Corporate Status.

          (a) Seller is a limited liability company that is duly organized, validly existing and in good standing under the laws of New York. Seller's principal place of business is 620 Eighth Avenue, New York, New York, 10018. Seller is, and has been since its formation, in compliance with the terms of its articles of organization and its Operating Agreement.

          (b) Seller has full power, authority and legal right (i) to sell its interest in the Property to Purchaser, (ii) to execute and deliver that certain Landlord Mortgage (as defined in the Lease) as well as that certain Purchase and Sale Agreement ("PSA") and that certain Lease Agreement ("Lease") by and between Seller and Purchaser of even date herewith for Seller's interest in the Property and (iii) to execute and deliver such other instruments, documents and agreements as may be necessary or appropriate to effect the foregoing transactions and to perform and observe the terms and conditions of each of the documents described above (such documents being collectively referred to as the "Relevant Documents").

          (c) The Relevant Documents are duly authorized, and upon the closing of the transaction(s) contemplated by the Relevant Documents (the "Closing"), shall be duly executed and delivered by authorized officers of Seller, shall constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, and shall not violate any provision of any agreement or judicial order to which Seller is or will be a party or to which Seller or the Property is or will be subject or bound.

          (d) Neither the execution and delivery of the Relevant Documents nor performance of or compliance with the terms and conditions thereof will (i) violate any law, rule or regulation, (ii) conflict with or result in a breach of or a default under the articles of formation or Operating Agreement of Seller or any other agreement or instrument to which Seller is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound or (iii) result in the creation or imposition of any lien, charge, security interest or encumbrance upon any property (now owned or hereafter acquired) of Seller, except pursuant to the Relevant Documents.

     Section 5.02 Financial Statements. Financial statements of Seller's parent company, The New York Times Company, a New York corporation, into which Seller's financials are included, for the fiscal year ending December 28, 2008 (audited) heretofore furnished by it to Purchaser are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated and fairly present the financial condition of Seller, subject to customary year-end adjustments with respect to the unaudited financial statements. From December 28, 2008, to the date hereof there has been no adverse change in any material respect in the assets, liabilities, condition (financial or otherwise) or business of Seller from that set forth or reflected in the above-mentioned financial statements other than changes in the ordinary course of business, none of which is materially adverse, and other than changes resulting from general market conditions, which have not materially and adversely affected Seller's ability to perform its obligations under the Relevant Documents.

          Section 5.03 Contracts. The list of contracts on Schedule 3 is a true, correct and complete list of all of the utility, service, maintenance and other similar contracts affecting the Property to which Seller or, to Seller's knowledge, the Condominium Boards (or either of them) is a party ("Contracts"). Seller has provided Purchaser with a true and complete copy of each Contract in a velobound binder initialed by Seller and Purchaser or their respective counsel simultaneously herewith. Each Contract is in full force and effect and is a legal, valid, binding and enforceable obligation of each of the parties thereto. None of the Contracts has been amended, modified or supplemented and no provision of any of the Contracts has been waived.

          Section 5.04 Permits. Seller has all material permits, licenses, authorizations, consents, orders, approvals, easements and rights of way (collectively, the "Permits and Approvals") required by every federal, state and local government, authority, agency or regulatory body (collectively, "Governmental Authority") or private party mandated or necessary in order to permit Seller to carry on its business as presently conducted and as planned to be conducted at the Property and to insure unimpaired vehicular and pedestrian ingress to and egress from the Property, from and to a public right of way, respectively. All of the Permits and Approvals are set forth on Schedule 4 and:
(a) have been properly issued and are fully paid for; (b) are in full force and effect and, to Seller's knowledge, no suspension, cancellation or amendment of any of them is threatened; and (c) will not be revoked, invalidated, violated or otherwise adversely affected by the transactions contemplated by the Relevant Documents. Seller has provided Purchaser with a true and complete copy of each Permit in a velobound binder initialed by Seller and Purchaser or their respective counsel simultaneously herewith.

          Section 5.05 Certificates of Occupancy. Schedule 5 contains a true, correct and complete list of all of the certificate(s) of occupancy held by Seller in connection with the occupancy and operation of the Property, copies of which have been delivered to Purchaser in a velobound binder and initialed by Seller and Purchaser or their respective counsel simultaneously herewith. The current temporary certificate of occupancy ("TCO") has been properly issued and all fees payable in connection therewith have been paid in full. Except for the applications that will be filed to obtain the permanent certificate of occupancy, no applications are pending to amend the TCO, and there are no pending or, to the best of Seller's knowledge, threatened proceedings to cancel or revoke the TCO.

          Section 5.06 Utilities. All water, sewer, gas, electric, telephone, cable, drainage facilities, all other utilities required by any applicable law or by the use and operation of the Property, together with all easements and rights of way necessary for the use and enjoyment thereof, are installed to the property lines of the Property, are connected pursuant to valid permits.

          Section 5.07 Compliance with Other Instruments. Seller is not a party to or bound by any agreement or instrument or subject to any charter or corporate restriction or any order, rule, regulation, writ, injunction, proceeding or decree of any court or Governmental Authority or any statute (collectively, "Seller's Legal Requirements") that adversely affects its businesses, properties, assets or financial condition or that could adversely affect Seller's ability to perform its obligations under the Relevant Documents. Neither the execution, delivery or performance of any of the Relevant Documents by Seller, nor compliance with the respective terms and provisions thereof, conflicts or will conflict with or results or will result in a breach of any of the terms, conditions or provisions of, or require consent pursuant to, or result in the acceleration of, or require any payment or the increase in any payment under, any of Seller's Legal Requirements or any indenture, lease, guaranty, mortgage, deed of trust, loan, credit or other agreement or instrument to which Seller is a party or by which its properties may be bound or affected (collectively, "Seller Agreements"), or constitutes or will constitute a default (or an event which, with the giving of notice or the passage of time, or both, would constitute a default) thereunder, or results or will result in the creation or imposition of any lien, charge or encumbrance upon the Property pursuant to the terms of any of Seller's Legal Requirements or any of the Seller Agreements. Seller is not in default under any of Seller's Legal Requirements or any of the Seller Agreements, and no event has occurred that, with the giving of notice or passage of time, or both, would constitute a material default thereunder.

          Section 5.08 Environmental Condition of the Property. Except as disclosed (i) in that certain Phase I Environmental Assessment pertaining to the Property prepared by Property Solutions Incorporated and dated February 18, 2009, or (ii) in the Environmental Reports (hereinafter defined), neither Seller, any of Seller's subsidiaries nor, to Seller's knowledge, any prior owner of any portion of the Property, has deposited, stored, disposed of, transported, buried, dumped, injected, spilled, leaked, discharged, poured, pumped, released or used, or suffered any of the foregoing with respect to, any hazardous wastes, hazardous substances, hazardous materials, toxic substances, hazardous air pollutants or toxic pollutants, as those terms are used in the definition of Environmental Laws (as defined in the Lease), at, upon, under, within or from all or any portion of the Property in violation of any Environmental Law, and the Property does not presently contain any such substance, material or pollutant in violation of any Environmental Laws. No lien exists, nor is any lien threatened against, all or any portion of the Property because of the existence of any such substance, material or pollutant in violation of any Environmental Laws. As used herein the word "contain" shall mean contain, deposit, storage, disposal, burial, dumping, injecting, spilling, leaking or other placement or release in or on any of the Property. There are no Environmental Laws which prohibit the present or intended use of the Property. Seller has delivered to Purchaser copies of the environmental reports previously obtained by Seller regarding the Property and listed on Schedule 6 (the "Environmental Reports").

          Section 5.09 No Environmental Indemnities. Seller has not received any environmental indemnities from prior owners of the Property.

          Section 5.10 Litigation; Taxes. There are no actions, suits or proceedings pending or, to the best of Seller's knowledge, threatened against or affecting Seller at law or in equity before any court or administrative office or agency that, if adversely decided, would have a material adverse effect on the business, operations, condition (financial or otherwise) or prospects of Seller or on the ability of Seller to perform its obligations under the Relevant

Documents. Seller is not in default in the payment of any taxes levied or assessed against the Property or any of its other assets that are due and payable, and has filed all tax returns that are required to be filed.

          Section 5.11 Compliance. The Property, including the use and operation thereof, is and at the time of Closing will be, in compliance with all applicable Legal Requirements (as defined in the Lease), including without limitation the Americans With Disabilities Act, Public Law 101-336, as codified, and with all requirements of every Governmental Authority, including without limitation zoning, subdivision, building and environmental requirements. The Property is separately assessed for purposes of ad valorem real property taxes. All platting and replatting requirements in respect of the Land have been satisfied to accommodate the operation of the Improvements and no subdivision or parcel map not already obtained is required to transfer Seller's interest in the Property to Purchaser. Except for the PILOT regime in effect for the Property, there is no special or preferential assessment in effect with respect to the Property. The Property is presently zoned General Central Commercial District and Light Manufacturing District, all within the Special Midtown District. No variances, reliance on adjacent property or special exception is required for the operation and use of the Improvements.

          Section 5.12 Declarations. Except as disclosed in that certain title report issued by Chicago Title Insurance Company in favor of Purchaser pertaining to the Property and dated on or about the date hereof ("Title Report"), there are no declarations of covenants, conditions and restrictions or similar agreements ("Declarations") that run with the Land to which Seller is a party or by which Seller or the Property or any portion thereof may be bound; and Seller has delivered or caused to be delivered to Purchaser true, complete and legible copies of all Declarations and related agreements.

          Section 5.13 Representation Regarding Declarations. Except as may be specifically set forth in the Title Report, there has been no written claim of default under any of the Declarations by any party thereto that has not been cured; and, to Seller's knowledge, there exists no event that alone, or with notice or the lapse of time, or both, would constitute a default under any of the Declarations by any party thereto; except, however, that Seller has advised Purchaser that Seller has received notice from ESDC stating that it is not in compliance with its obligations to provide ESDC, for ESDC's review and approval in accordance with the terms of the Severance Lease, with details relating to the design and programming of the flat screen televisions installed by Seller in lieu of retail signage. All sums due and payable by Seller under the Declarations as of the Closing have been paid in full prior to the Closing.

          Section 5.14 Designation; Flood Zone. The Property is not located in any conservation or historic district, or in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards.

          Section 5.15 Insurance. Seller has not received written notice or demand from any of the insurers of all or any portion of the Property (or insurers of any activities conducted thereon) to correct or change any physical condition on the Property or any practice of Seller. Seller or the Condominium Boards (or either of them) is in compliance with the requirements of all insurance policies affecting all or any portion of the Property, which policies are set forth on Schedule 8 (the "Existing Insurance Policies").

          Section 5.16 Expansion of Property. Seller has not made written application to any Governmental Authority for any expansion or further development of the Property, and Seller has received no written notice that any expansion or further development of the Property is subject to any restrictions or conditions except as set forth in the Declarations and local zoning law requirements.

          Section 5.17 Access. Seller has received no notice from any Governmental Authority, private party or other entity responsible therefor of any fact or condition that would result in the termination of (a) unimpaired vehicular and pedestrian access from the Property to presently existing public roads or (b) access from the Property to existing sewer or other utility facilities servicing, adjoining or situated on the Property.

          Section 5.18 Notices Regarding Restrictions. Seller has received no notice from any Governmental Authority or entity responsible therefor of (a) any pending or contemplated change in any federal, state or local governmental or private restriction applicable to the Property or (b) any pending or threatened judicial or administrative action or (c) any action pending or threatened by adjacent land owners or other persons, which would result in a material change in the condition of the Property or any part thereof or in any way prevent or materially limit the construction and/or operation of the Improvements or any part thereof.

          Section 5.19 Improvements. Except as disclosed in that certain Property Condition Assessment pertaining to the Property prepared by Property Solutions Inc. and dated February 4, 2009, the Improvements and Equipment (as defined in the Lease) are in good condition and repair and there are no known material physical or mechanical defects in the Improvements, including without limitation the roof, the structural components, the plumbing, heating, ventilation, air conditioning, elevators, fire detection and electrical systems. All such items are in good operating condition and repair. There is no actual or, to Seller's knowledge, threatened settlement, earth movement, termite infestation or damage affecting the Property.

          Section 5.20 Condemnation, etc. Seller has not received notice of any condemnation proceedings, other than New York State Urban Development Corp., Plaintiff, vs. 42nd St. Development Project, Inc. et al., Defendants, Index No. 402727/02, which occurred in connection with the initial development and construction of the Building, either instituted or planned to be instituted, which would affect adversely either the use and operation of the Property for its present use or the value of the Property, nor has Seller received notice of any special assessment proceedings affecting the Property.

          Section 5.21 Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws. Seller (i) is not currently identified on the OFAC List and (ii) is not a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States. Seller agrees to confirm this representation and warranty in writing on an annual basis if requested by Purchaser to do so.

          Section 5.22 Commissions and Fees. Seller has not incurred any obligation or liability for any commission or fee that is or will be payable to any person by reason of the transactions contemplated hereby, including without limitation the consummation of the sale and the lease of Seller's interest in the Property to Seller, except for fees payable to Cushman &

Wakefield, Inc. pursuant to a separate agreement between Seller and Cushman & Wakefield, Inc. Furthermore, there are no commissions or fees that is or will be payable to any person in connection with the leasing of any portion of the Property, including in connection with any expansions, extensions of renewals of any existing leases. Seller shall indemnify and hold Purchaser harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, which Purchaser may incur or sustain by reason of or in connection with any misrepresentation by Seller with respect to the foregoing.

          Section 5.23 Domestic Status. Seller is not a foreign corporation, foreign partnership, foreign trust and/or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended and in the accompanying regulations), and Seller's U.S. employer identification number is 13-1102020.

          Section 5.24 Third-Party Rights. Except as disclosed in the Title Report, no entity or person holds any right of first offer, right of first refusal or any other right or option to purchase or occupy all or any portion of the Property.

          Section 5.25 Alterations. There currently are no on-going or planned alterations for any portion of the Property, except for a climbing deterrent system for a portion of the exterior of the Building, which work has not yet been commenced.

          Section 5.26 Subway Entrance. The diagram attached to Schedule 10 sets forth, in its entirety, that portion of the subway entrance that is connected to the Building for whose maintenance the Condominium is responsible. Furthermore, the work under that certain Site 8 Declaration of Design, Use and Operation by and between New York State Urban Development Corporation d/b/a Empire State Development Corporation and 42nd St. Development Project, Inc. and dated December 21, 2001, is substantially completed.

          Section 5.27 Recognition. Seller hereby agrees that it shall recognize Purchaser as a Recognized Mortgagee under the terms of Article 31 of the Severance Lease, with all of the rights and privileges thereof.

          Section 5.28 Bankruptcy. Seller has not commenced a voluntary case under Bankruptcy Law (hereinafter defined) nor has there been commenced against Seller an involuntary case under Bankruptcy Law, nor has Seller consented to the appointment of a Custodian (hereinafter defined) of it or for all or any substantial part of its property, nor has a court of competent jurisdiction entered an order or decree under any applicable Bankruptcy Law that is for relief against Seller or appoints a Custodian for Seller or for all or any substantial part of Seller's property. The term "Bankruptcy Law" means the United States Bankruptcy Code, 11 U.S.C.A. Sections 101 et seq. or any federal or state insolvency laws or laws for composition of indebtedness or for the reorganization of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under and Bankruptcy Law.

          Section 5.29 Third-Party Consents. Except for the approvals and consents listed on Schedule 11 (the "Third Party Consents"), no authorizations, consents or approvals of or filings with any Governmental Authority or any other Person is required with respect to Seller for the execution and delivery of this Certificate and the performance of its obligations under the

Relevant Documents. Seller has obtained, or will have obtained prior to the Closing, all Third-Party Consents.

          Section 5.30 Severance Lease and Condominium Declaration. Seller has delivered to Purchaser true, correct and complete copies of each of the Severance Lease and the Condominium Declaration, including, in each case, all amendments and/or modifications thereto, in a velobound binder initialed by Seller and Purchaser or their respective counsel simultaneously herewith. Each of the Severance Lease and the Condominium Declaration, as same have been amended or modified to date, is in full force and effect and Seller has not received notice from any party that Seller is in default under any other party to the Severance Lease or the Condominium Declaration, as the case may be.

          Section 5.31 Warranties. The list of warranties on Schedule 12 is a true, correct and complete list of all material warranties ("Warranties") affecting the Property to which Seller or, to Seller's knowledge, the Condominium Boards (or either of them) is a party. Seller has provided Purchaser with a true and complete copy of each Warranty in a velobound binder initialed by Seller and Purchaser or their respective counsel simultaneously herewith. Each Warranty is in full force and effect and is a legal, valid, binding and enforceable obligation of each of the parties thereto. None of the Warranties has been amended, modified or supplemented and no provision of any of the Warranties has been waived.

          Section 5.32 Property Management Agreements. The list of property management agreements on Schedule 13 is a true, correct and complete list of all property management agreements ("Property Management Agreements") affecting the Property to which Seller or, to Seller's knowledge, the Condominium Boards (or either of them) is a party. Seller has provided Purchaser with a true and complete copy of each Property Management Agreement, as amended, if applicable, in a velobound binder initialed by Seller and Purchaser or their respective counsel simultaneously herewith. Each Property Management Agreement is in full force and effect and is a legal, valid, binding and enforceable obligation of each of the parties thereto. No provision of any of the Property Management Agreements has been waived.

          Section 5.33 Intentionally Omitted.

          Section 5.34 Excess Site Acquisition Costs. Seller's proportionate share of the credit balance of the Excess Site Acquisition Costs (as defined in that certain Site 8 Land Acquisition and Development Agreement by and among New York State Urban Development Corporation d/b/a Empire State Development Corporation, 42nd St. Development Project, Inc. and The New York Times Building LLC dated December 21, 2001) with respect to the Property, calculated on an accrual basis, is, as of March 1, 2009, $12,390,676.00, all of which Seller hereby covenants is assignable to Purchaser.

ARTICLE VI TERMS.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the PSA.

ARTICLE VII SELLER'S REPRESENTATIONS TRUE AS OF CLOSING; PERFORMANCE BY SELLER.

The representations and warranties made by Seller in Section A hereof shall be deemed to have been made again at and as of the Closing and, as of the Closing, shall be true and correct in all respects.

ARTICLE VIII INDEMNITY.

Seller shall pay, protect, defend, indemnify and hold harmless Purchaser, its successors and assigns, from and against any and all liabilities, losses, damages, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature whatsoever howsoever caused should any representation or warranty set forth herein prove to have been untrue or inaccurate or arising from any breach by Seller of any representation or warranty set forth herein.

ARTICLE IX SUCCESSORS AND ASSIGNS; SURVIVAL OF REPRESENTATIONS.

This Seller's/Lessee's Certificate shall be for the benefit of Purchaser, its successors and assigns, and shall be binding upon Seller and each of its successors and assigns. The representations, warranties, covenants and indemnifications made by Seller in this Seller's/Lessee's Certificate shall survive until repayment in full of the Monetary Obligations (as defined in the Lease) under the Lease.

F. Seller's Knowledge.

     Purchaser expressly understands and agrees that the phrase "to Seller's knowledge" means a matter that David Thurm and/or Kenneth A. Richieri, each as officers of Seller, actually is aware of or received written notice of, provided that Seller represents that David Thurm is a Manager and Kenneth A. Richieri is a Manager, each of which are the officers of Seller most familiar with the Property and the condition and operation thereof.

G. EFFECT OF KNOWLEDGE LIMITATION.

The fact that the representations of Seller set forth in this Certificate may be limited to the best of Seller's knowledge shall not be deemed to modify or alter any provision of any Relevant Document requiring Seller to indemnify Purchaser.

H. FURTHER ASSURANCES.

Seller, within ten (10) days after written request, shall re-make, re-execute, re-deliver, and/or file or cause the same to be done, such corrected or replacement documents executed in connection with the transaction contemplated hereby ("Section 36(p) Documents") as Purchaser may deem reasonably necessary in order to give effect to the rights expressly conferred on Purchaser pursuant to the Lease and other Relevant Documents, such that the documents for this transaction shall be an accurate reflection of the parties' agreement thereunder provided.

However, under no circumstances shall Seller's obligations and/or liabilities be increased by reason of the Section 36(p) Documents nor shall Seller's rights and/or benefits be decreased by reason of the Section 36(p) Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                                  EXECUTION COPY

IN WITNESS WHEREOF, the Seller/Lessee duly executed this Seller's/Lessee's Certificate on the date and year first above written.

                                        NYT REAL ESTATE COMPANY LLC,
                                        a New York limited liability company


                                        By: /s/ Kenneth A. Richieri
                                            ------------------------------------
                                        Name: Kenneth A. Richieri
                                        Title: Manager

                                   SCHEDULE 1

The Condominium Units (in the BUILDING located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the "UNITS") in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the "REGISTER"), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded as CRFN 2007000075106, and Second Amendment to Declaration dated October 11, 2007 and recorded as CRFN 2008000008734, and Third Amendment to Declaration dated March 6, 2009 and recorded as CRFN 2009000072453, and Fourth Amendment to Declaration dated March 6, 2009 to be recorded with the Register (which Declaration, and any further amendments thereto, are hereinafter collectively called the "DECLARATION"), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the "PROPERTY") and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register's Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the

Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

                               SCHEDULE OF UNITS

                             PERCENTAGE INTEREST
UNIT DESIGNATION   TAX LOT    IN COMMON ELEMENTS
----------------   -------   -------------------
0-A                 1001            0.6726%
1-A                 1003            2.0809%
2-A                 1009            4.7683%
3-A                 1010            4.7719%
4-A                 1011            4.2717%
5-A                 1012            1.6453%
6-A                 1013            1.7431%
7-A                 1014            1.7431%
8-A                 1015            1.7431%
9-A                 1016            1.7431%
10-A                1017            1.7431%
11-A                1018            1.7431%
12-A                1019            1.7431%
13-A                1020            1.7431%
14-A                1021            1.7546%
15-A                1022            1.3954%
16-A                1023            1.7591%
17-A                1024            1.7312%
18-A                1025            1.7819%
19-A                1026            1.7819%
20-A                1027            1.7819%
28-A                1035            0.4470%

                                   SCHEDULE 2

                              INTENTIONALLY OMITTED

                                   SCHEDULE 3

                                    CONTRACTS

Management Agreements

1) NYTC Facility Maintenance and Management Agreement, dated January 4, 2007, made by and between NYT Real Estate Company LLC and First New York Partners Management, LLC, as amended by that certain Amendment to an Agreement dated May 1, 2008 and that certain Side Letter dated May 15, 2008

Service Contracts

1)   Intentionally omitted.

2)   Intentionally omitted.

3) Scientific Fire Prevention Company, for environmental grease trap services, dated March 6, 2008

4) Scientific Fire Prevention Company, for precipitator service, dated March 6, 2008

5) Caterpillar, Inc., for electric power services, dated October 1, 2008 and effective November 1, 2008

6) Caterpillar, Inc., electric power services, dated October 1, 2008 and effective November 1, 2008 (second contract)

7) Liebert Global Services, for precision cooling services (data network), dated May 9, 2007

8) Scientific Fire Prevention Company, for grease filter services (halton filters), dated March 6, 2008

9) Scientific Fire Prevention Company, for grease filter services (charcol filters), dated March 6, 2008

10) Scientific Fire Prevention Company, for grease filter services (pre-filters), dated March 6, 2008

11) Scientific Fire Prevention Company, for kitchen exhaust system maintenance, dated March 6, 2008

12) ABCO Peerless Fire Suppression Corp., for fire suppression maintenance, dated March 31, 2008

13)  Colony Pest Management, for pest control in the cafeteria, dated May 8,
     2007

14) Colony Pest Management, for pest control for Floors 2 thru 27, dated January 25, 2008

15) H.O. Penn Machinery Co., for generator preventative maintenance, dated July 3, 2008

16) H.O. Penn Machinery Co., for generator regular maintenance, dated August 8, 2008

17) Siemens, for HVAC equipment technical support (HVAC chiller), dated November 28, 2007

18)  Trane, for chiller equipment servicing (HVAC chiller), dated November 11,
     2008

19)  Verizon, for telephone services, dated April 3, 2007

20) Siemens, for HVAC equipment technical support (life safety chiller), dated November 28, 2007

21)  Siemens, for life safety system inspection, dated April 1, 2008

22) Trane, for chiller equipment servicing (life safety chiller), dated March 30, 2007

23) Platinum Maintenance Services Corp., for metal maintenance, dated September 4, 2008

24)  Collins Building Services, for cleaning services, dated January 1, 2008

25)  Colony Pest Management Inc., for pest control, dated February 23, 2007

26)  IESI NY Corp., for trade waste removal, dated November 1, 2008

27)  Siemens, for life safety system inspection, dated April 1, 2008

28)  W.H. Christian & Sons, Inc., for rental uniforms, dated January 9, 2007

                                   SCHEDULE 4

                                     PERMITS

1)   Intentionally omitted.

2) Permit, issued by the Department of Environmental Protection of the City of New York, for general EPA compliance, dated April 17, 2008

3) Permit, issued by Isseks Bros. Inc., for water tank compliance, dated October 1, 2008

4) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for the wheelchair lift, inspected as of August 7, 2008

5) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for the dumb waiter, inspected as of September 13, 2007

6) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1W6000, inspected as of August 13, 2007

7) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 11/21859, inspected as of July 18, 2007

8) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 11/21860, inspected as of July 9, 2007

9) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1F10181, inspected as of August 7, 2008

10) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43771, inspected as of August 8, 2008

11) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P44042, inspected as of November 13, 2008

12) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43773, inspected as of August 5, 2008

13) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43772, inspected as of February 9, 2009

14) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43795, inspected as of August 7, 2008

15) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43794, inspected as of August 7, 2008

16) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43793, inspected as of August 7, 2008

17) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43792, inspected as of August 7, 2008

18) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43791, inspected as of August 7, 2008

19) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43790, inspected as of August 7, 2008

20) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43778, inspected as of August 8, 2008

21) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43777, inspected as of August 8, 2008

22) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43776, inspected as of August 8, 2008

23) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43775, inspected as of August 8, 2008

24) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43779, inspected as of August 8, 2008

25) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43774, inspected as of August 8, 2008

(26) Registration issued by City of New York Department of Environmental Protection for Internal Combustion Fuel Burning Equipment, No. PB 82-07 Z, issued 4/2/07

(27) Letter of Approval issued by City of New York Fire Department for Inspection dated 10/23/08, #595183

(28) Letter of Approval issued by City of New York Fire Department for Self-Certification dated 10/23/08, #593003

                                   SCHEDULE 5

                            CERTIFICATES OF OCCUPANCY

1) Temporary Certificate of Occupancy, effective January 9, 2009, issued by the New York City Department of Buildings in CO Number 103145990T017, expiring April 9, 2009

                                   SCHEDULE 6

                              ENVIRONMENTAL REPORTS

1) Letter, dated October 19, 2005, from Roux Associates Inc., regarding completed remediation

                                   SCHEDULE 7

                              INTENTIONALLY OMITTED

                                   SCHEDULE 8

                           EXISTING INSURANCE POLICIES

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
PROPERTY- CORE & SHELL (FOREST CITY ENTERPRISES PROGRAM- $750M TOTAL PROPERTY LIMITS; INCLUDING $25M IN TERRORISM LIMITS)
LEXINGTON INSURANCE CO.  8157556              Perils Insured: "All Risks" of   100% of Prim    $50,000 except for the   11/1/08-
                                              direct physical loss or damage   $25M            following:               11/1/09
                                              including Flood, Earthquake and                  -  PD and/or BI loss
                                              Boiler and Machinery Accidents                      in California and
                                              and Terrorism Coverage                              caused by the peril
                                                                                                  of Earthquake:
                                                                                                  greater of $100,000
                                                                                                  or 5% of TIV
                                                                                               -  PD and/or BI loss
                                                                                                  caused by the peril
                                                                                                  of Named Windstorm
                                                                                                  in FL, HI and Tier
                                                                                                  I Counties: greater
                                                                                                  of $250,000 or 5%
                                                                                                  of TIV
                                                                                               -  Flood: $500,000 or
                                                                                                  5% of TIV
                                                                                               Service Interruption:
                                                                                               24 hour waiting period
ESSEX INSURANCE CO.      ESP6231                                               10% of $25M xs                           11/1/08-
                                                                               $25M                                     11/1/09

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
CONTINENTAL CASUALTY     RMP205725244                                          10% of $25M xs                           11/1/08-
CO.                                                                            $25M                                     11/1/09
LEXINGTON INSURANCE CO.  8757557                                               10% of $25M xs                           11/1/08-
                                                                               $25M                                     11/1/09
LLOYDS OF LONDON         WBO801221                                             7% of $25M xs                            11/1/08-
                                                                               $25M                                     11/1/09
LLOYDS OF LONDON         WBO801132                                             16.67% of $25M                           11/1/08-
                                                                               xs $25M                                  11/1/09
INTERNATIONAL            WBO801207                                             2% of $25M xs                            11/1/08-
INSURANCE CO. OF                                                               $25M                                     11/1/09
HANOVER
GLACIER REINSURANCE OF   WBO801209                                             7% of $25M xs                            11/1/08-
AG                                                                             $25M                                     11/1/09
LLOYDS OF LONDON 1919    O8 SSP1328604002                                      6.67% of $25M                            11/1/08-
(STARR)                                                                        xs $25M                                  11/1/09
FEDERAL INSURANCE CO.    35891263                                              13.33% of $25M                           11/1/08-
                                                                               xs $25M                                  11/1/09
ARCH INSURANCE CO.       PRP001107403                                          4% of $25M xs                            11/1/08-
                                                                               $25M                                     11/1/09
COMMONWEALTH INSURANCE   US7665                                                3.33% of $25M                            11/1/08-
CO.                                                                            xs $25M                                  11/1/09
ALLIED WORLD ASSURANCE   P005371/004                                           10% of $25M xs                           11/1/08-
CO.                                                                            $25M                                     11/1/09
MAX BERMUDA LTD.         232042687PRMAN2008                                    10% of $50M xs                           11/1/08-
                                                                               $50M                                     11/1/09
ZURICH AMERICAN INS.     XPP591700103                                          10% of $50M xs                           11/1/08-
CO.                                                                            $50M                                     11/1/09

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
LEXINGTON INS. CO.       8757558                                               10% of $50M xs                           11/1/08-
                                                                               $50M                                     11/1/09
FEDERAL INSURANCE CO.    35891263                                              13.33% of $50M                           11/1/08-
                                                                               xs $50M                                  11/1/09
LLOYDS OF LONDON 1919    08SSP1328604002                                       6.67% of $50M                            11/1/08-
(STARR)                                                                        xs $50M                                  11/1/09
ARCH INSURANCE CO.       PRP001107403                                          4% of $50M xs                            11/1/08-
                                                                               $50M                                     11/1/09
COMMONWEALTH INSURANCE   US7665                                                3.33% of $50M                            11/1/08-
CO.                                                                            xs $50M                                  11/1/09
ALLIED WORLD ASSURANCE   P005371/04                                            10% of $50M xs                           11/1/08-
CO.                                                                            $50M                                     11/1/09
GLACIER REINSURANCE OF   WB0801209                                             7% of $50M xs                            11/1/08-
AG                                                                             $50M                                     11/1/09
INTERNATIONAL            WB0801207                                             2% of $50M xs                            11/1/08-
INSURANCE CO. OF                                                               $50M                                     11/1/09
HANOVER
LLOYDS OF LONDON         WB0801132                                             16.67% of $50M                           11/1/08-
                                                                               xs $50M                                  11/1/09
LLOYDS OF LONDON         WB0801223                                             7% of $50M xs                            11/1/08-
                                                                               $50M                                     11/1/09
MIC PROPERTY &           XE136174 & XEP30155                                   10% of $100M                             11/1/08-
CASUALTY INS. CO.                                                              xs $100M                                 11/1/09
(AOS) & INTEGON
SPECIALTY CO. (GA ONLY)
ZURICH AMERICAN INS.     XPP5917001-03                                         5% of $100M xs                           11/1/08-
CO.                                                                            $100M                                    11/1/09

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
ACE AMERICAN INS. CO.    GPAD37743276                                          15% of $100M                             11/1/08-
                                                                               xs $100M                                 11/1/09
XL INS. CO. OF           US00010211PR08A                                       20% of $100M                             11/1/08-
AMERICA, INC.                                                                  xs $100M                                 11/1/09
LIBERTY MUTUAL FIRE      MQ2L9L443687018                                       10% of $100M                             11/1/08-
INS. CO.                                                                       xs $100M                                 11/1/09
ESSEX INS. CO.           ESP6231                                               2.5% of $100M                            11/1/08-
                                                                               xs $100M                                 11/1/09
LLOYD'S OF LONDON        GEP2214                                               5% of $100M xs                           11/1/08-
(GLOBAL EXCESS                                                                 $100M                                    11/1/09
PARTNERS)
SR INTERNATIONAL         WB0801220                                             20% of $100M                             11/1/08-
BUSINESS INS. CO.                                                              xs $100M                                 11/1/09
ENDURANCE INS. CO.       CPN10001117800                                        12.5% of $100M                           11/1/08-
                                                                               xs $100M                                 11/1/09
ARC INS. CO.             PRP001107403                                          10% of $300M                             11/1/08-
                                                                               xs $200M                                 11/1/09
HOMELAND INS. CO. (ONE   YSP1618                                               8.33% of $300M                           11/1/08-
BEACON)                                                                        xs $200M                                 11/1/09
LANDMARK AMERICAN INS.   LHD359900                                             33.33% of                                11/1/08-
CO. (RSUI)                                                                     $300M xs $200M                           11/1/09
LLOYD'S OF LONDON        WB0801224                                             10% of $300M                             11/1/08-
                                                                               xs $200M                                 11/1/09
COMMONWEALTH-VANCOUVER   US7666                                                8.33% of $300M                           11/1/08-
                                                                               xs $200M                                 11/1/09
LIBERTY MUTUAL FIRE      MQ2L9L443687028                                       5% of $300M xs                           11/1/08-
INS. CO.                                                                       $200M                                    11/1/09

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
XL INS. CO. OF           US00010211PR08A                                       25% of $300M                             11/1/08-
AMERICA, INC.                                                                  xs $200M                                 11/1/09
ACE AMERICAN INS. CO.    GPAD37743276                                          14% of $250M                             11/1/08-
                                                                               xs $500M                                 11/1/09
LEXINGTON INS. CO.       1231800                                               31% of $250M                             11/1/08-
                                                                               xs $500M                                 11/1/09
XL INSURANCE CO. OF      US00010211PR08A                                       25% of $250M                             11/1/08-
AMERICA, INC.                                                                  xs $500M                                 11/1/09
HOMELAND IN. CO. (ONE    YSP1615                                               30% of $250M                             11/1/08-
BEACON)                                                                        xs $500M                                 11/1/09
HOMELAND IN. CO. (ONE    YSP1615                                               30% of $250M                             11/1/08-
BEACON)                                                                        xs $500M                                 11/1/09
TERRORISM LIABILITY- CORE & SHELL (FOREST CITY ENTERPRISES PROGRAM- $525M TOTAL TERRORISM LIMITS XS OF $25M INCLUDED IN PROPERTY)
LLOYD'S OF LONDON        E08RQ2763800                                          $225M xs $25M                            11/1/08-
                                                                                                                        11/1/09
LLOYD'S OF LONDON        E08RQ27638A00                                         $300M xs $250M                           11/1/08-
                                                                                                                        11/1/09
PROPERTY- PERSONAL CONTENTS & BUSINESS INTERRUPTION (NYT PROGRAM)
ACE American Ins. Co.    GPAD37747208         Perils Insured: "All Risks" of   1.50% of Prim                            9/1/08-
                                              direct physical loss or damage   $100M                                    9/1/09
                                              including Flood, Earthquake and
                                              Boiler and Machinery Accidents
                                              including the following:

                                              Property Damage                                  $250,000 except for
                                              All Real and Personal Property                   the following:
                                              of every kind and description,                   -  Subsidence at
                                              including, but not limited to                       College Point:
                                              improvements and betterments;                       $2,500,000
                                              property of others in the care,                  -  PD and/or BI
                                              custody or control of the
                                              Insured

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
                                              or for which the Insured                            loss in California
                                              is responsible, legally                             and caused by the
                                              liable or has agreed to insure;                     peril of Earthquake:
                                              except as more fully defined in                     greater of $500,000
                                              the proposed policy wording:                        or 5% of TIV

                                                                                               -  PD and/or BI
                                              Time Element                                        loss caused by the
                                              Business Interruption Gross                         peril of Named
                                              Earnings; Business Interruption                     Windstorm: greater
                                              Loss of Profits (where                              of $500,000 or 5% of
                                              applicable); Extra Expense;                         TIV
                                              Rental Income; Leasehold
                                              Interest;                                        -  Flood: $500,000
                                                                                               -  Service
                                              All Property Damage and Time
                                              Element coverage as more fully                      Interruption: 24
                                              defined in policy wording                           hour waiting period

                                              Limit of Liability
                                              $700,000,000

                                              PER OCCURRENCE AND ANNUAL
                                              AGGREGATES

                                              1. Earthquake: $100,000,000
                                                 except;
                                              -  California EQ: $25,000,000
                                              2. Flood: $100,000,000 except;
                                              -  $20,000,000 for Flood Zone A
                                                 for

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
                                              Newly Acquired Locations

                                              SUBLIMITS: The following
                                              sub-limits, for each and every
                                              occurrence
                                              3. Contingent Time Element:
                                              $125,000,000, as respects to
                                              direct suppliers and recipients

                                              4. Leasehold Interest:
                                              $25,000,000

                                              5. Property in the Course of
                                              Construction (including
                                              $10,000,000 in Business
                                              Interruption): $45,000,000

                                              6. Newly Acquired Properties
                                              (90 days reporting): $50,000,000

                                              7. Miscellaneous Unnamed
                                              Locations: $30,000,000

                                              8. Property Damage / Time
                                              Element Service Interruption:
                                              $50,000,000 (10 Miles).

                                              9. Extra Expense: $100,000,000

                                              10. Inland Transit: $10,000,000

                                              11. Valuable Papers and
                                              Records: $95,800,000

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
                                              12. EDP Media Replacement:
                                              $75,000,000

                                              13. Accounts Receivable:
                                              $100,000,000

                                              14. Rental Value: $25,000,000

                                              15. Royalties: $25,000,000

                                              16. Research and Development:
                                              $25,000,000

                                              17. Fine Arts: $66,635,000

                                              18. Debris Removal: The greater
                                              of $75,000,000 or 25% of PD/TE
                                              loss

                                              19. Cleanup and Removal of
                                              Pollutants from land and water:
                                              $100,000 (Lex only)

                                              20. Expediting Expense:
                                              $25,000,000

                                              21. Errors and Omissions:
                                              $25,000,000

                                              22. Ingress / Egress & Civil
                                              Authority: $50,000,000 - 30
                                              days

                                              23. Extended period of
                                              Indemnity: 180

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
                                              days

                                              24. Demolition & Increased Cost
                                              of Construction: $100,000,000

                                              25. Impounded Water:
                                              $50,000,000 - 30 days

                                              26. Jewelry: $10,000,000

                                              27. Furs: $10,000,000

                                              28. Boiler and Machinery:
                                              $100,000,000 except;

                                              -  Hazardous Substances:
                                                 $25,000,000
                                              -  Consequential Loss:
                                                 $25,000,000
                                              -  Ammonia Contamination:
                                                 $25,000,000
                                              -  Water Damage: $25,000,000
                                              -  $50,000 (Lexington Only)

                                              29. Professional Fees:
                                              $1,000,000, for each and every
                                              occurrence

                                              30. Foreign Endorsement:
                                              $10,000,000 for scheduled
                                              locations and $1,000,000 for
                                              unscheduled locations

Lexington Ins. Co.       4271642              Perils Insured - see above       50% of Primary  Deductible - see above   9/1/08-
                                                                               $25M                                     9/1/09
Arch Ins Co.             PRP 0017748 02       Perils Insured - see above       13.33% of $75M  Deductible - see         9/1/08-

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
                                                                               xs $25M & 10%   above                    9/1/09
                                                                               of $300M xs
                                                                               $100M
Global Excess Partners   GEP2190              Perils Insured - see above       6.67% of $75M   Deductible - see above   9/1/08-
                                                                               xs $25M                                  9/1/09
Allianz Global Risks US  CLP 3009788          Perils Insured - see above       33.34% of       Deductible - see above   9/1/08-
                                                                               $600M xs 100M                            9/1/09
SR Int'l                 MH33575              Perils Insured - see above       15% of $675M    Deductible - see above   9/1/08-
                                                                               xs $25M                                  9/1/09
Steadfast Insurance Co.  XPP9305496-06        Perils Insured - see above       23.33% of       Deductible - see above   9/1/08-
                                                                               $600M xs $100M                           9/1/09
Lloyds (QBE)             DP 662708            Perils Insured - see above       10% of $300M    Deductible - see above   9/1/08-
                                                                               xs $400M                                 9/109
Guy Carpenter            0993527              Perils Insured - see above       3.33% of $600M  Deductible - see above   9/1/08-
                                                                               xs $100M                                 9/1/09
AXIS Reinsurance         RNB 728471-08        Perils Insured - see above       15% of $675M    Deductible - see above   9/1/08-
Company                                                                        xs $25M                                  9/1/09
TERRORISM LIABILITY
Lexington Insurance Co.  9407078              TRIA Co-Participation                                                     9/1/08-
                                              15% Reinsurance                                                           9/1/10
                                              (Co-participation) of TRIA
                                              Captive policy limit of
                                              $1,200,000,000:
                                              $180,000,000 per occurrence

                                              Captive's TRIA Single Event
                                              Trigger
                                              100% Reinsurance of TRIA
                                              Trigger: $100,000,000 per
                                              occurrence

                                              Captive's TRIA Deductible
                                              100% Reinsurance of TRIA
                                              Deductible:

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
                                              $8,500,000 per
                                              occurrence (Estimate)

                                              International Terrorism
                                              $100,000,000 per occurrence an
                                              100% Reinsurance on Locations
                                              outside the US: annual
                                              aggregate

PRIMARY CASUALTY
Travelers Property &     TC2JGLSA219T312708   General Liability                $2,000,000 per  $250,000                 3/1/09-
Casualty                                                                       occurrence/                              3/1/10

                                                                               $25,0000,000
                                                                               per aggregate
Travelers Property &     TC2JCAP219T315208    AUTOMOBILE LIABILITY             $3,000,000                               3/1/09-
Casualty                                                                       Combined        $500,000                 3/1/10

                         TC2JCAP201T637A08                                     Single Limit
Travelers Property &     TC2HUB121D938808     WORKERS' COMPENSATION AND        Workers'        $500,000                 3/1/09-
Casualty                                      EMPLOYER'S LIABILITY             Compensation:                            3/1/10
                         TRJUB121D937608
                                                                               Statutory
                         TWXJUB121D939A08
                                                                               Employer's
                                                                               Liability

                                                                               $2,000,000
                                                                               each accident

                                                                               $2,000,000
                                                                               each
                                                                               employee

                                                                               $2,000,000
                                                                               each

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
                                                                               policy
                                                                               limit

UMBRELLA/EXCESS LIABILITY* (IN THE PROCESS OF RENEWING- EXPECTED COMPLETION 3/6/09)

AIG Illinois National    538 0744             Umbrella Liability 30M xs        $30,000,000     $25,000                  3/1/08-
Insurance Co                                  primary casualty                                                          3/1/09
AIG Cat Excess           9495175              Excess Liability                 $95,000,000     N/A                      3/1/08-
                                              $95M xs $30M                                                              3/1/09

POLLUTION LEGAL LIABILITY
Greenwich Insurance      PEC0008018           Pollution and Remediation Legal  $50,000,000     1,000,000                12/15/08-
Company                                       Liability                                                                 12/15/10

                                   SCHEDULE 9

                              INTENTIONALLY OMITTED

                                   SCHEDULE 10

                          SUBWAY ENTRANCE AREA DIAGRAM

                                   (GRAPHIC)

                                   (GRAPHIC)

                                   SCHEDULE 11

                              THIRD-PARTY CONSENTS

1)   New York City Industrial Development Authority

                                   SCHEDULE 12

                                   WARRANTIES

1)   Trane, for the Chiller Serial No. L04F02792, effective August 3, 2004

2)   Trane, for the Chiller Serial No. L04H04573, effective August 25, 2004

3)   Trane, for the Chiller Serial No. L04F03011, effective August 10, 2004

4)   Trane, for the Chiller Serial No. L04G03161, effective August 17, 2004

5)   Trane, for the Chiller Serial No. L04F02803, effective August 3, 2004

6)   Trane, for the Chiller Serial No. L04G03078, effective August 3, 2004

7)   Intentionally omitted.

8)   Intentionally omitted.

9)   Intentionally omitted.

10)  Intentionally omitted.

11) Hilti's, copy of full service program that all tools are covered by complete service and repair warranty for up to two years

12)  The Metraflex Company, effective on date of shipment

13) A.O. Smith Water Heaters, residential electric warranty, effective on the date of sale

14) A.O. Smith Water Heaters, residential gas warranty, effective on date of purchase

15)  American Standard, effective at time of initial purchase

16)  Brasscraft Manufacturing Company, dated October 5, 2005

17) Kohler, effective on date of installation of plumbing products, steam generator, water filtration, faucets, valves and cast iron

18) Krane Plumbing Products, effective on the date of purchase or installation whichever occurs first, dated September 1, 2007

19)  Fiat Products, acrylic bathware, effective on the date of sale

20)  Chicago Faucets, effective on the date of shipment

21)  Victaulic Company of America

22)  Watts Regulator Company, effective on the date of original shipment

23)  Charlotte Pipe and Foundry Co., effective on date of delivery

24)  Hubbell The Electric Heater Company, effective on start up date

25)  SyncroFlo, Inc., effective on date of shipment

26) Goulds Pumps, effective on either the date of installation or date of manufacture

27) ITT FLYGT, effective on date of shipment or startup (if within on year of shipment)

28)  D.V. Fyre-Tec, Inc., effective June 28, 2006

29)  Intentionally omitted.

30)  Lutron Electronics, effective on date of factory commissioning

31)  MAC Products, Inc., effective on date of shipment to jobsite

32)  Caterpillar, effective on date of delivery

33)  Emerson Network Power, effective May 1, 2007

34)  Intentionally omitted.

35) Heritage Mechanical Services, effective on date of completion of contract work

36)  Perma Pipe, effective on the date of completion of testing

37)  Intentionally omitted.

38)  Dri Steem Humidifier Company, effective on installation date

39)  Liebert, effective on startup date

40)  Leslie Controls Inc., effective on date of shipment

41)  Quincy Compressor, effective on date of factory shipment

42)  Idex Corp., effective on date of startup

43)  BFS Industries LLC, effective on date of startup

44)  Pneumercator, effective on date of installation

45)  Paco Pumps, effective on date of shipment

46)  Tigerflow, effective on date of shipment

47)  Amtrol Inc., effective on date of manufacture

48)  Thrush Company Inc., effective on date of manufacture

49)  Intentionally omitted.

50)  Intentionally omitted.

51)  Twin City Fan Companies, Ltd., effective on date of original installation

52)  Loren Look Company, effective on date of shipment

53)  Pottorff, effective on date of shipment

54)  Intentionally omitted.

55)  Wolkow Braker Roofing Corp., effective March 20, 2008

56)  Henry Company Warranty #10087, dated June 5, 2008

                                   SCHEDULE 13

                         PROPERTY MANAGEMENT AGREEMENTS

1) NYTC Facility Maintenance and Management Agreement, dated January 4, 2007, made by and between NYT Real Estate Company LLC and First New York Partners Management, LLC, as amended by that certain Amendment to an Agreement dated May 1, 2008 and that certain Side Letter dated May 15, 2008

                                    EXHIBIT B

                             Guarantor's Certificate

                                                                  EXECUTION COPY

                             GUARANTOR'S CERTIFICATE

     This Guarantor's Certificate of THE NEW YORK TIMES COMPANY, a New York corporation ("NYTC"), and THE NEW YORK TIMES SALES COMPANY, a Massachusetts business trust ("NYT Sales"; collectively with NYTC, "Guarantor"), is being delivered on this ___ day of March, 2009, to 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), in connection with a certain Guaranty and Suretyship Agreement (the "Guaranty") of even date herewith given by Guarantor to Landlord in connection with the sale by NYC Real Estate Company LLC, a New York limited liability company ("Seller"), to Landlord and the leasing to Seller of Seller's interest in that certain leasehold condominium situate in New York, New York, as more particularly described on Schedule 1 attached hereto and made a part hereof (the "Property").

          ARTICLE X GUARANTOR'S REPRESENTATIONS. NYTC, FOR ITSELF AND ON BEHALF OF NYT SALES, HEREBY REPRESENTS AND WARRANTS TO LANDLORD, ITS SUCCESSORS AND ASSIGNS, WITH THE UNDERSTANDING THAT EACH SUCH REPRESENTATION AND WARRANTY IS MATERIAL AND IS BEING RELIED UPON BY LANDLORD, AS FOLLOWS:

               Section 10.01 Organization and Qualification. NYTC is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and is duly qualified to do business and is in good standing under the laws of each jurisdiction where the nature of the business conducted by it or the properties owned or leased by it requires such qualification.

               Section 10.02 Authority and Authorization. Guarantor has full power, authority and legal right to execute and deliver the Guaranty and to perform its obligations thereunder, and all such action has been duly and validly authorized by all necessary corporate proceedings on its part.

               Section 10.03 Execution and Binding Effect. The Guaranty has been duly and validly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights.

               Section 10.04 Absence of Conflicts. Neither the execution and delivery of the Guaranty nor performance of or compliance with the terms and conditions thereof will (i) violate any law, rule or regulation, (ii) conflict with or result in a breach of or a default under the articles of incorporation or bylaws of Guarantor or any agreement or instrument to which Guarantor is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound or (iii) result in the creation or imposition of any lien, charge, security interest or encumbrance upon any property (now owned or hereafter acquired) of Guarantor, except pursuant to the Relevant Documents (hereinafter defined).

               Section 10.05 Authorizations and Filings. No authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any official body or Governmental Authority (hereinafter defined) is or will be necessary or advisable in connection with the execution and delivery of the Guaranty or performance of or compliance with the terms and conditions thereof.

                    Furthermore, either Guarantor or Seller has obtained or made, or will obtain or make prior to or concurrently with the Closing, all authorizations, consents or approvals of and filings with any Governmental Authority or any other Person required with respect to Guarantor and/or Seller for the execution and delivery of the Relevant Documents and the performance of its obligations thereunder.

               Section 10.06 Financial Statements. The financial statements of Guarantor and Seller for the fiscal year ending December 28, 2008 (audited) heretofore furnished by it to Landlord are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated and fairly present the financial condition of Guarantor and Seller, subject to customary year-end adjustments with respect to the unaudited financial statements. From December 28, 2008, to the date hereof there has been no adverse change in any material respect in the assets, liabilities, condition (financial or otherwise) or business of Guarantor or Seller from that set forth or reflected in the above-mentioned financial statements other than changes in the ordinary course of business, none of which is materially adverse, and other than changes resulting from general market conditions, which have not materially and adversely affected Guarantor's ability to perform its obligations under the Guaranty.

               Section 10.07 Contracts. The list of contracts on Schedule 3 is a true, correct and complete list of all of the utility, service, maintenance and other similar contracts affecting the Property to which Guarantor, Seller or, to Guarantor's knowledge, the Condominium Boards (or either of them) is a party ("Contracts"). Guarantor or Seller has provided Landlord with a true and complete copy of each Contract in a velobound binder initialed by Seller and Landlord or their respective counsel simultaneously herewith. Each Contract is in full force and effect and is a legal, valid, binding and enforceable obligation of each of the parties thereto. None of the Contracts has been amended, modified or supplemented and no provision of any of the Contracts has been waived.

               (h) Permits. Guarantor or Seller has all material permits, licenses, authorizations, consents, orders, approvals, easements and rights of way (collectively, the "Permits and Approvals") required by every federal, state and local government, authority, agency or regulatory body (collectively, "Governmental Authority") or private party mandated or necessary in order to permit Guarantor, Seller or the Condominium Boards (or either of them) to carry on its business as presently conducted and as planned to be conducted at the Property and to insure unimpaired vehicular and pedestrian ingress to and egress from the Property, from and to a public right of way, respectively. All of the Permits and Approvals are set forth on Schedule 4 and: (a) have been properly issued and are fully paid for; (b) are in full force and effect and, to Guarantor's knowledge, no suspension, cancellation or amendment of any of them is threatened; and (c) will not be revoked, invalidated, violated or otherwise adversely affected by the transactions contemplated by the Relevant Documents. Guarantor or Seller has provided Landlord with a true and complete copy of each Permit in a velobound binder initialed by Seller and Landlord or their respective counsel simultaneously herewith.

               (i) Certificates of Occupancy. Schedule 5 contains a true, correct and complete list of all of the certificate(s) of occupancy held by Guarantor or Seller in connection with the occupancy and operation of the Property, copies of which have been delivered to Landlord in a velobound binder and initialed by Seller and Landlord or their respective counsel simultaneously herewith. The current temporary certificate of occupancy ("TCO") has been properly issued and all fees payable in connection therewith have been paid in full. Except for the applications that will be filed to obtain the permanent certificate of occupancy, no applications are pending to amend the TCO, and there are no pending or, to the best of Guarantor's knowledge, threatened proceedings to cancel or revoke the TCO.

               (j) Utilities. All water, sewer, gas, electric, telephone, cable, drainage facilities, all other utilities required by any applicable law or by the use and operation of the Property, together with all easements and rights of way necessary for the use and enjoyment thereof, are installed to the property lines of the Property, are connected pursuant to valid permits.

               (k) Compliance with Other Instruments. Neither Guarantor nor Seller is a party to or bound by any agreement or instrument or subject to any charter or corporate restriction or any order, rule, regulation, writ, injunction, proceeding or decree of any court or Governmental Authority or any statute (collectively, "Seller's Legal Requirements") that adversely affects its businesses, properties, assets or financial condition or that could adversely affect Guarantor's or Seller's ability to perform its respective obligations under the Relevant Documents. Neither the execution, delivery or performance of any of the Relevant Documents by Guarantor or Seller, as the case may be, nor compliance with the respective terms and provisions thereof, conflicts or will conflict with or results or will result in a breach of any of the terms, conditions or provisions of, or require consent pursuant to, or result in the acceleration of, or require any payment or the increase in any payment under, any of Seller's Legal Requirements or any indenture, lease, guaranty, mortgage, deed of trust, loan, credit or other agreement or instrument to which Guarantor or Seller is a party or by which its properties may be bound or affected (collectively, "Seller Agreements"), or constitutes or will constitute a default (or an event which, with the giving of notice or the passage of time, or both, would constitute a default) thereunder, or results or will result in the creation or imposition of any lien, charge or encumbrance upon the Property pursuant to the terms of any of Seller's Legal Requirements or any of the Seller Agreements. Neither Guarantor nor Seller is in default under any of Seller's Legal Requirements or any of the Seller Agreements, and no event has occurred that, with the giving of notice or passage of time, or both, would constitute a material default thereunder.

               (l) Environmental Condition of the Property. Except as disclosed
(i) in that certain Phase I Environmental Assessment pertaining to the Property prepared by Property Solutions Incorporated and dated February 18, 2009, or (ii) in the Environmental Reports (hereinafter defined), neither Guarantor, Seller, any of Seller's subsidiaries nor, to

Guarantor's knowledge, any prior owner of any portion of the Property, has deposited, stored, disposed of, transported, buried, dumped, injected, spilled, leaked, discharged, poured, pumped, released or used, or suffered any of the foregoing with respect to, any hazardous wastes, hazardous substances, hazardous materials, toxic substances, hazardous air pollutants or toxic pollutants, as those terms are used in the definition of Environmental Laws (as defined in the Lease), at, upon, under, within or from all or any portion of the Property in violation of any Environmental Law, and the Property does not presently contain any such substance, material or pollutant in violation of any Environmental Laws. No lien exists, nor is any lien threatened against, all or any portion of the Property because of the existence of any such substance, material or pollutant in violation of any Environmental Laws. As used herein the word "contain" shall mean contain, deposit, storage, disposal, burial, dumping, injecting, spilling, leaking or other placement or release in or on any of the Property. There are no Environmental Laws which prohibit the present or intended use of the Property. Guarantor or Seller has delivered to Landlord copies of the environmental reports previously obtained by Seller regarding the Property and listed on Schedule 6 (the "Environmental Reports").

               (m) No Environmental Indemnities. Neither Guarantor nor Seller has received any environmental indemnities from prior owners of the Property.

               (n) Litigation; Taxes. There are no actions, suits or proceedings pending or, to the best of Guarantor's knowledge, threatened against or affecting Guarantor or Seller at law or in equity by or before any court or administrative office or agency that, if adversely decided, would have a material adverse effect on the business, operations, condition (financial or otherwise) or prospects of Guarantor or Seller or on the ability of Guarantor or Seller to perform its obligations under the Relevant Documents (including, with respect to Guarantor, the Guaranty). Neither Guarantor nor Seller is in default in the payment of any taxes levied or assessed against the Property or any of its other assets that are due and payable, and has filed all tax returns that are required to be filed.

               (o) Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws. Neither Guarantor nor Seller (i) is currently identified on the OFAC List and (ii) is a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States. Guarantor agrees to confirm this representation and warranty in writing on an annual basis if requested by Landlord to do so.

               (p) Compliance with ADA. The Property, including the use and operation thereof, is and at the time of Closing will be, in compliance with all applicable Legal Requirements, including without limitation the Americans With Disabilities Act ("ADA"), Public Law 101-336, as codified, and with all requirements of every Governmental Authority, including without limitation zoning, subdivision, building and environmental requirements. The

Property is separately assessed for purposes of ad valorem real property taxes. All platting and replatting requirements in respect of the Land have been satisfied to accommodate the operation of the Improvements and no subdivision or parcel map not already obtained is required to transfer the Property to Landlord. Except for the PILOT regime in effect for the Property, there is no special or preferential assessment in effect with respect to the Property. The Property is presently zoned General Central Commercial District and Light Manufacturing District, all within the Special Midtown District. No variances, reliance on adjacent property or special exception is required for the operation and use of the Improvements.

               (q) Declarations. Except as disclosed in that certain title report issued by Chicago Title Insurance Company in favor of Landlord pertaining to the Property and dated on or about the date hereof ("Title Report"), there are no declarations of covenants, conditions and restrictions or similar agreements ("Declarations") that run with the Land to which Guarantor or Seller is a party or by which Guarantor or Seller or the Property or any portion thereof may be bound; and Guarantor or Seller has delivered or caused to be delivered to Landlord true, complete and legible copies of the Declarations and related agreements.

               (r) Representation Regarding Declarations. Except as may be specifically set forth in the Title Report, there has been no written claim of default under any of the Declarations by any party thereto that has not been cured; and, to Guarantor's knowledge, there exists no event that alone, or with notice or the lapse of time, or both, would constitute a default under any of the Declarations by any party thereto; except, however, that Seller has advised Landlord that Seller has received notice from ESDC stating that it is not in compliance with its obligations to provide ESDC, for ESDC's review and approval in accordance with the terms of the Severance Lease, with details relating to the design and programming of the flat screen televisions installed by Seller in lieu of retail signage. All sums due and payable by Guarantor or Seller under the Declarations as of the Closing have been paid in full prior to the Closing.

               (s) Designation; Flood Zone. The Property is not located in any conservation or historic district, or in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards.

               (t) Insurance. Neither Guarantor nor Seller has received written notice or demand from any of the insurers of all or any portion of the Property (or insurers of any activities conducted thereon) to correct or change any physical condition on the Property or any practice of Guarantor or Seller. Guarantor, Seller or the Condominium Boards (or either of them) is in compliance with the requirements of all insurance policies affecting all or any portion of the Property, which are set forth on Schedule 8 (the "Existing Insurance Policies").

               (u) Expansion of Property. Neither Guarantor nor Seller has made written application to any Governmental Authority for any expansion or further development of the Property, and neither Guarantor nor Seller has received written notice that any expansion or further development of the Property is subject to any restrictions or conditions except as set forth in the Declarations and local zoning law requirements.

               (v) Access. Neither Guarantor nor Seller has received notice from any Governmental Authority, private party or other entity responsible therefor of any fact or condition that would result in the termination of (a) unimpaired vehicular and pedestrian access from the Property to presently existing public roads or (b) access from the Property to existing sewer or other utility facilities servicing, adjoining or situated on the Property.

               (w) Notices Regarding Restrictions. Neither Guarantor nor Seller has received notice from any Governmental Authority or entity responsible therefor of (a) any pending or contemplated change in any federal, state or local governmental or private restriction applicable to the Property or (b) any pending or threatened judicial or administrative action or (c) any action pending or threatened by adjacent land owners or other persons, which would result in a material change in the condition of the Property or any part thereof or in any way prevent or materially limit the construction and/or operation of any Improvements or any part thereof.

               (x) Improvements. Except as disclosed in that certain Property Condition Assessment pertaining to the Property prepared by Property Solutions Inc. and dated February 4, 2009, the Improvements and Equipment (as defined in the Lease) are in good condition and repair and there are no known material physical or mechanical defects in the Improvements, including without limitation the roof, the structural components, the plumbing, heating, ventilation, air conditioning, elevators, fire detection and electrical systems. All such items are in good operating condition and repair. There is no actual or, to Guarantor's knowledge, threatened settlement, earth movement, termite infestation or damage affecting the Property.

               (y) Financial Defaults. Neither Guarantor nor Seller currently is, or ever has been, in default under any credit agreement or in default with respect to any indebtedness having a principal balance of $5,000,000.00 or more.

               (z) Third-Party Rights. Except as disclosed in the Title Report, no entity or person holds any right of first offer, right of first refusal or any other right or option to purchase or occupy all or any portion of the Property.

               (aa) Alterations. There currently are no on-going or planned alterations for any portion of the Property, except for a climbing deterrent system for a portion of the exterior of the Building, which work has not yet been commenced.

               (bb) Subway Entrance. The diagram attached to Schedule 10 sets forth, in its entirety, that portion of the subway entrance that is connected to the Building for whose maintenance the Condominium is responsible. Furthermore, the work under that certain Site 8 Declaration of Design, Use and Operation by and between New York State Urban Development Corporation d/b/a Empire State Development Corporation and 42nd St. Development Project, Inc. and dated December 21, 2001, is substantially completed.

               (cc) Recognition. Guarantor hereby agrees that it shall recognize Landlord as a Recognized Mortgagee under the terms of Article 31 of the Severance Lease, with all of the rights and privileges thereof.

          2. Guarantor's Representations Pertaining to Seller. NYTC hereby represents and warrants to Landlord, its successors and assigns, with the understanding that each such representation and warranty is material and is being relied upon by Landlord, as follows:

               (a) Seller is a limited liability company that is duly organized, validly existing and in good standing under the laws of New York. Seller's principal place of business is 620 Eighth Avenue, New York, New York, 10018. Seller is, and has been since its formation, in compliance with the terms of its articles of organization and its Operating Agreement.

               (b) Neither the execution and delivery of the Relevant Documents nor performance of or compliance with the terms and conditions thereof will (i) violate any law, rule or regulation, (ii) conflict with or result in a breach of or a default under the articles of formation or Operating Agreement of Seller or any other agreement or instrument to which Seller is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound or (iii) result in the creation or imposition of any lien, charge, security interest or encumbrance upon any property (now owned or hereafter acquired) of Seller, except pursuant to the Relevant Documents.

               (c) Seller has full power, authority and legal right (i) to sell its interest in the Property to Landlord, (ii) to execute and deliver that certain Landlord Mortgage (as defined in the Lease) as well as that certain Purchase and Sale Agreement ("PSA") and that certain Lease Agreement ("Lease") by and between Seller and Landlord of even date herewith for Seller's interest in the Property and (iii) to execute and deliver such other instruments, documents and agreements as may be necessary or appropriate to effect the foregoing transactions and to perform and observe the terms and conditions of each of the documents described above (such documents being collectively referred to as the "Relevant Documents").

               (d) The Landlord Mortgage, the PSA, the Lease and all other documents executed by Seller that are to be delivered to Landlord at the Closing
(i) are or at the time of the Closing will be duly authorized, executed and delivered by Seller, (ii) are or at the time of the Closing will be legal, valid and binding obligations of Seller enforceable against Seller in accordance with their terms, and (iii) do not and at the time of Closing will not conflict with or result in the breach of any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority binding upon Seller, or result in the breach of any term or provision of, or constitute a default, or result in the acceleration of any obligation under any loan agreement, indenture, financing agreement, or any other agreement or instrument of any kind to which Seller is a party or to which Seller or the Property is subject.

               (e) Seller is not a foreign corporation, foreign partnership, foreign trust and/or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended and in the accompanying regulations), and Seller's U.S. employer identification number is 13-1102020.

               (f) Neither Seller nor any member of Seller is a Specially Designated National or Blocked Person. As used herein, the term "Specially Designated National or Blocked Person" shall mean a person or entity (i) designated by the Department of Treasury's Office of Foreign Assets Control, or other governmental entity, from time to time as a "specially designated national or blocked person" or similar status, (ii) described in Section 1 of U.S. Executive Order 13224 issued on September 23, 2001, or (iii) otherwise identified by government or legal authority as a person or entity with whom Landlord or its affiliates are prohibited from transacting business.

               (g) Seller has not commenced a voluntary case under Bankruptcy Law (hereinafter defined) nor has there been commenced against Seller an involuntary case under Bankruptcy Law, nor has Seller consented to the appointment of a Custodian (hereinafter defined) of it or for all or any substantial part of its property, nor has a court of competent jurisdiction entered an order or decree under any applicable Bankruptcy Law that is for relief against Seller or appoints a Custodian for Seller or for all or any substantial part of Seller's property. The term "Bankruptcy Law" means the United States Bankruptcy Code, 11 U.S.C.A. Sections 101 et seq. or any federal or state insolvency laws or laws for composition of indebtedness or for the reorganization of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under and Bankruptcy Law.

               (h) Except for the approvals and consents listed on Schedule 3 (the "Third Party Consents"), no authorizations, consents or approvals of or filings with any Governmental Authority or any other Person is required with respect to Seller for the execution and delivery of any Relevant Document and the performance of its obligations thereunder. Seller has obtained, or will have obtained prior to the Closing, all Third-Party Consents.

               (i) Neither Guarantor nor Seller has received notice of any condemnation proceedings, other than New York State Urban Development Corp., Plaintiff, vs. 42nd St. Development Project, Inc. et al., Defendants, Index No. 402727/02, which occurred in connection with the initial development and construction of the Building, either instituted or planned to be instituted, which would affect adversely either the use and operation of the Property for its present use or the value of the Property, nor has Guarantor or Seller received notice of any special assessment proceedings affecting the Property.

               (j) Guarantor or Seller has delivered to Landlord true, correct and complete copies of each of the Severance Lease and the Condominium Declaration, including, in each case, all amendments and/or modifications thereto, in a velobound binder initialed by Seller and Landlord or their respective counsel simultaneously herewith. Each of the Severance Lease and the Condominium Declaration, as same have been amended or modified to date, is in full force and effect and neither Guarantor nor Seller has received notice from any party that Guarantor or Seller is in default under the Severance Lease or the Condominium Declaration, as the case may be.

               (k) The list of warranties on Schedule 12 is a true, correct and complete list of all material warranties ("Warranties") affecting the Property to which Guarantor, Seller or, to Guarantor's knowledge, the Condominium Boards (or either of them) is a party. Guarantor or Seller has provided Landlord with a true and complete copy of each Warranty in a velobound binder initialed by Seller and Landlord or their respective counsel simultaneously herewith. Each Warranty is in full force and effect and is a legal, valid, binding and enforceable obligation of each of the parties thereto. None of the Warranties has been amended, modified or supplemented and no provision of any of the Warranties has been waived.

               (l) The list of property management agreements on Schedule 13 is a true, correct and complete list of all property management agreements ("Property Management Agreements") affecting the Property to which Guarantor, Seller or, to Guarantor's knowledge, the Condominium Boards (or either of them) is a party. Guarantor or Seller has provided Landlord with a true and complete copy of each Property Management Agreement, as amended, if applicable, in a velobound binder initialed by Seller and Landlord or their respective counsel simultaneously herewith. Each Property Management Agreement is in full force and effect and is a legal, valid, binding and enforceable obligation of each of the parties thereto. No provision of any of the Property Management Agreements has been waived.

               (m) Intentionally Omitted.

          3. Bankruptcy Remoteness of Seller. Guarantor hereby acknowledges and agrees that Seller's assets shall not be consolidated with the assets of Guarantor or any other person or entity owning directly or indirectly an interest in Seller in the event of a bankruptcy or insolvency of Guarantor or any such person or entity.

          4. Excess Site Acquisition Costs. Seller's proportionate share of the credit balance of the Excess Site Acquisition Costs (as defined in that certain Site 8 Land Acquisition and Development Agreement by and among New York State Urban Development Corporation d/b/a Empire State Development Corporation, 42nd St. Development Project, Inc. and The New York Times Building LLC dated December 21, 2001) with respect to the Property, calculated on an accrual basis, is, as of March 1, 2009, $12,390,676.00, all of which Guarantor hereby covenants is assignable to Landlord.

          5. Interpretation. All terms not otherwise defined herein shall have the meaning ascribed to them in the PSA.

          6. Guarantor's Knowledge. Landlord expressly understands and agrees that the phrase "to Guarantor's knowledge" as used herein means a matter that
(i) with respect to NYTC, David Thurm and/or Kenneth A. Richieri, each as officers of NYTC, actually is aware of or received written notice of, and (ii) with respect to NYT Sales, Kenneth A. Richieri, as President of NYT Sales, actually is aware of or received written notice of; provided that Guarantor, in each case, represents that David Thurm is the Senior Vice President, Operations of The New York Times Newspaper Division of NYTC and Kenneth A. Richieri is the General Counsel of NYTC and President of NYT Sales, each of which are the officers of Guarantor most familiar with the Property and the condition and operation thereof.

               The fact that the representations of Guarantor set forth in this Certificate may be limited to the best of Guarantor's knowledge shall not be deemed to modify or alter any provision of any of the Relevant Documents requiring Guarantor to indemnify Landlord.

          7. Indemnity. Guarantor shall indemnify and hold harmless Landlord, its successors and assigns, from and against any and all liabilities, losses, damages, costs, expenses (including without limitation reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature howsoever caused should any representation or warranty set forth herein prove to have been untrue or inaccurate when made or arising from any breach by Guarantor of any representation or warranty set forth herein.

          8. Successors and Assigns; Survival. This Guarantor's Certificate shall be for the benefit of Landlord, its successors and assigns, and shall be binding upon Guarantor and each of its successors and assigns. The representations, warranties, covenants and indemnifications made by Guarantor in this Guarantor's Certificate shall survive until repayment in full of the Monetary Obligations (as defined in the Lease) under the Lease.

          9. Further Assurances. Within ten (10) days after written request, Guarantor shall, or shall cause Seller to, re-make, re-execute, re-deliver, and/or file or cause the same to be done, such corrected or replacement documents executed in connection with the transaction contemplated hereby ("Section 36(p) Documents") as Landlord may deem reasonably necessary in order to give effect to the rights expressly conferred on Landlord pursuant to the Lease and other Relevant Documents, such that the documents for this transaction shall be an accurate reflection of the parties' agreement thereunder provided. However, under no circumstances shall Guarantor's or Seller's obligations and/or liabilities be increased by reason of the Section 36(p) Documents nor shall Guarantor's or Seller's rights and/or benefits be decreased by reason of the Section 36(p) Documents.

          10. Broker Commissions. Neither Guarantor nor Seller has incurred any obligation or liability for any commission or fee that is or will be payable to any person by reason of the transactions contemplated hereby, including without limitation the consummation of the sale and the lease of Seller's interest in the Property, except for fees payable to Cushman & Wakefield, Inc. pursuant to a separate agreement between Seller and Cushman & Wakefield, Inc. Furthermore, there are no commissions or fees that are or will be payable to any person in connection with the leasing of any portion of the Building, including in connection with any expansions, extensions of renewals of any existing leases. Guarantor and Seller shall jointly and severally indemnify and hold Landlord harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, which Landlord may incur or sustain by reason of or in connection with any misrepresentation by Guarantor or Seller with respect to the foregoing.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                                  EXECUTION COPY

     IN WITNESS WHEREOF, NYTC, for itself and on behalf of NYT Sales, duly executed this Guarantor's Certificate on the date and year first above written.

                                        THE NEW YORK TIMES COMPANY, a
                                        New York corporation


                                        By: /s/ Kenneth A. Richieri
                                            ------------------------------------
                                        Name:  Kenneth A. Richieri
                                        Title: Senior Vice President, General
                                               Counsel and Secretary

                                   SCHEDULE 1

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the "Units") in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the "Register"), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded as CRFN 2007000075106, and Second Amendment to Declaration dated October 11, 2007 and recorded as CRFN 2008000008734, and Third Amendment to Declaration dated March 6, 2009 and recorded as CRFN 2009000072453, and Fourth Amendment to Declaration dated March 6, 2009 to be recorded with the Register (which Declaration, and any further amendments thereto, are hereinafter collectively called the "Declaration"), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the "Property") and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register's Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

                                SCHEDULE OF UNITS

                             PERCENTAGE INTEREST
UNIT DESIGNATION   TAX LOT   IN COMMON ELEMENTS
----------------   -------   -------------------
0-A                  1001          0.6726%
1-A                  1003          2.0809%
2-A                  1009          4.7683%
3-A                  1010          4.7719%
4-A                  1011          4.2717%
5-A                  1012          1.6453%
6-A                  1013          1.7431%
7-A                  1014          1.7431%
8-A                  1015          1.7431%
9-A                  1016          1.7431%
10-A                 1017          1.7431%
11-A                 1018          1.7431%
12-A                 1019          1.7431%
13-A                 1020          1.7431%
14-A                 1021          1.7546%
15-A                 1022          1.3954%
16-A                 1023          1.7591%
17-A                 1024          1.7312%
18-A                 1025          1.7819%
19-A                 1026          1.7819%
20-A                 1027          1.7819%
28-A                 1035          0.4470%

                                   SCHEDULE 2

                              INTENTIONALLY OMITTED

                                   SCHEDULE 3

                                    Contracts

Management Agreements

1) NYTC Facility Maintenance and Management Agreement, dated January 4, 2007, made by and between NYT Real Estate Company LLC and First New York Partners Management, LLC, as amended by that certain Amendment to an Agreement dated May 1, 2008 and that certain Side Letter dated May 15, 2008

Service Contracts

1)   Intentionally omitted.

2)   Intentionally omitted.

3) Scientific Fire Prevention Company, for environmental grease trap services, dated March 6, 2008

4) Scientific Fire Prevention Company, for precipitator service, dated March 6, 2008

5) Caterpillar, Inc., for electric power services, dated October 1, 2008 and effective November 1, 2008

6) Caterpillar, Inc., electric power services, dated October 1, 2008 and effective November 1, 2008 (second contract)

7) Liebert Global Services, for precision cooling services (data network), dated May 9, 2007

8) Scientific Fire Prevention Company, for grease filter services (halton filters), dated March 6, 2008

9) Scientific Fire Prevention Company, for grease filter services (charcol filters), dated March 6, 2008

10) Scientific Fire Prevention Company, for grease filter services (pre-filters), dated March 6, 2008

11) Scientific Fire Prevention Company, for kitchen exhaust system maintenance, dated March 6, 2008

12) ABCO Peerless Fire Suppression Corp., for fire suppression maintenance, dated March 31, 2008

13)  Colony Pest Management, for pest control in the cafeteria, dated May 8,
     2007

14) Colony Pest Management, for pest control for Floors 2 thru 27, dated January 25, 2008

15) H.O. Penn Machinery Co., for generator preventative maintenance, dated July 3, 2008

16) H.O. Penn Machinery Co., for generator regular maintenance, dated August 8, 2008

17) Siemens, for HVAC equipment technical support (HVAC chiller), dated November 28, 2007

18)  Trane, for chiller equipment servicing (HVAC chiller), dated November 11,
     2008

19)  Verizon, for telephone services, dated April 3, 2007

20) Siemens, for HVAC equipment technical support (life safety chiller), dated November 28, 2007

21)  Siemens, for life safety system inspection, dated April 1, 2008

22) Trane, for chiller equipment servicing (life safety chiller), dated March 30, 2007

23) Platinum Maintenance Services Corp., for metal maintenance, dated September 4, 2008

24)  Collins Building Services, for cleaning services, dated January 1, 2008

25)  Colony Pest Management Inc., for pest control, dated February 23, 2007

26)  IESI NY Corp., for trade waste removal, dated November 1, 2008

27)  Siemens, for life safety system inspection, dated April 1, 2008

28)  W.H. Christian & Sons, Inc., for rental uniforms, dated January 9, 2007

                                   SCHEDULE 4

                                     Permits

1)   Intentionally omitted.

2) Permit, issued by the Department of Environmental Protection of the City of New York, for general EPA compliance, dated April 17, 2008

3) Permit, issued by Isseks Bros. Inc., for water tank compliance, dated October 1, 2008

4) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for the wheelchair lift, inspected as of August 7, 2008

5) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for the dumb waiter, inspected as of September 13, 2007

6) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1W6000, inspected as of August 13, 2007

7) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 11/21859, inspected as of July 18, 2007

8) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 11/21860, inspected as of July 9, 2007

9) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1F10181, inspected as of August 7, 2008

10) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43771, inspected as of August 8, 2008

11) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P44042, inspected as of November 13, 2008

12) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43773, inspected as of August 5, 2008

13) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43772, inspected as of February 9, 2009

14) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43795, inspected as of August 7, 2008

15) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43794, inspected as of August 7, 2008

16) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43793, inspected as of August 7, 2008

17) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43792, inspected as of August 7, 2008

18) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43791, inspected as of August 7, 2008

19) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43790, inspected as of August 7, 2008

20) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43778, inspected as of August 8, 2008

21) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43777, inspected as of August 8, 2008

22) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43776, inspected as of August 8, 2008

23) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43775, inspected as of August 8, 2008

24) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43779, inspected as of August 8, 2008

25) Permit, issued by the Department of Buildings of the City of New York, for elevator inspection compliance for elevator no. 1P43774, inspected as of August 8, 2008

(26) Registration issued by City of New York Department of Environmental Protection for Internal Combustion Fuel Burning Equipment, No. PB 82-07 Z, issued 4/2/07

(27) Letter of Approval issued by City of New York Fire Department for Inspection dated 10/23/08, #595183

(28) Letter of Approval issued by City of New York Fire Department for Self-Certification dated 10/23/08, #593003

                                   SCHEDULE 5

                            Certificates of Occupancy

1) Temporary Certificate of Occupancy, effective January 9, 2009, issued by the New York City Department of Buildings in CO Number 103145990T017, expiring April 9, 2009

                                   SCHEDULE 6

                              Environmental Reports

1) Letter, dated October 19, 2005, from Roux Associates Inc., regarding completed remediation

                                   SCHEDULE 7

                              Intentionally Omitted

                                   SCHEDULE 8

                           EXISTING INSURANCE POLICIES

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
PROPERTY- CORE & SHELL (FOREST CITY ENTERPRISES PROGRAM- $750M TOTAL PROPERTY LIMITS; INCLUDING $25M IN TERRORISM LIMITS)
LEXINGTON INSURANCE CO.  8157556              Perils Insured: "All Risks" of   100% of Prim    $50,000 except for the   11/1/08-
                                              direct physical loss or damage   $25M            following:               11/1/09
                                              including Flood, Earthquake and                  -  PD and/or BI loss
                                              Boiler and Machinery Accidents                      in California and
                                              and Terrorism Coverage                              caused by the peril
                                                                                                  of Earthquake:
                                                                                                  greater of $100,000
                                                                                                  or 5% of TIV
                                                                                               -  PD and/or BI loss
                                                                                                  caused by the peril
                                                                                                  of Named Windstorm
                                                                                                  in FL, HI and Tier
                                                                                                  I Counties: greater
                                                                                                  of $250,000 or 5%
                                                                                                  of TIV
                                                                                               -  Flood: $500,000 or
                                                                                                  5% of TIV
                                                                                               Service Interruption:
                                                                                               24 hour waiting period

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
ESSEX INSURANCE CO.      ESP6231                                               10% of $25M xs                           11/1/08-
                                                                               $25M                                     11/1/09
CONTINENTAL CASUALTY     RMP205725244                                          10% of $25M xs                           11/1/08-
CO.                                                                            $25M                                     11/1/09
LEXINGTON INSURANCE CO.  8757557                                               10% of $25M xs                           11/1/08-
                                                                               $25M                                     11/1/09
LLOYDS OF LONDON         WBO801221                                             7% of $25M xs                            11/1/08-
                                                                               $25M                                     11/1/09
LLOYDS OF LONDON         WBO801132                                             16.67% of $25M                           11/1/08-
                                                                               xs $25M                                  11/1/09
INTERNATIONAL            WBO801207                                             2% of $25M xs                            11/1/08-
INSURANCE CO. OF                                                               $25M                                     11/1/09
HANOVER
GLACIER REINSURANCE OF   WBO801209                                             7% of $25M xs                            11/1/08-
AG                                                                             $25M                                     11/1/09
LLOYDS OF LONDON 1919    O8 SSP1328604002                                      6.67% of $25M                            11/1/08-
(STARR)                                                                        xs $25M                                  11/1/09
FEDERAL INSURANCE CO.    35891263                                              13.33% of $25M                           11/1/08-
                                                                               xs $25M                                  11/1/09
ARCH INSURANCE CO.       PRP001107403                                          4% of $25M xs                            11/1/08-
                                                                               $25M                                     11/1/09
COMMONWEALTH INSURANCE   US7665                                                3.33% of $25M                            11/1/08-
CO.                                                                            xs $25M                                  11/1/09
ALLIED WORLD ASSURANCE   P005371/004                                           10% of $25M xs                           11/1/08-
CO.                                                                            $25M                                     11/1/09
MAX BERMUDA LTD.         232042687PRMAN2008                                    10% of $50M xs                           11/1/08-
                                                                               $50M                                     11/1/09
ZURICH AMERICAN INS.     XPP591700103                                          10% of $50M xs                           11/1/08-
CO.                                                                            $50M                                     11/1/09

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
LEXINGTON INS. CO.       8757558                                               10% of $50M xs                           11/1/08-
                                                                               $50M                                     11/1/09
FEDERAL INSURANCE CO.    35891263                                              13.33% of $50M                           11/1/08-
                                                                               xs $50M                                  11/1/09
LLOYDS OF LONDON 1919    08SSP1328604002                                       6.67% of $50M                            11/1/08-
(STARR)                                                                        xs $50M                                  11/1/09
ARCH INSURANCE CO.       PRP001107403                                          4% of $50M xs                            11/1/08-
                                                                               $50M                                     11/1/09
COMMONWEALTH INSURANCE   US7665                                                3.33% of $50M                            11/1/08-
CO.                                                                            xs $50M                                  11/1/09
ALLIED WORLD ASSURANCE   P005371/04                                            10% of $50M xs                           11/1/08-
CO.                                                                            $50M                                     11/1/09
GLACIER REINSURANCE OF   WB0801209                                             7% of $50M xs                            11/1/08-
AG                                                                             $50M                                     11/1/09
INTERNATIONAL            WB0801207                                             2% of $50M xs                            11/1/08-
INSURANCE CO. OF                                                               $50M                                     11/1/09
HANOVER
LLOYDS OF LONDON         WB0801132                                             16.67% of $50M                           11/1/08-
                                                                               xs $50M                                  11/1/09
LLOYDS OF LONDON         WB0801223                                             7% of $50M xs                            11/1/08-
                                                                               $50M                                     11/1/09
MIC PROPERTY &           XE136174 & XEP30155                                   10% of $100M                             11/1/08-
CASUALTY INS. CO.                                                              xs $100M                                 11/1/09
(AOS) & INTEGON
SPECIALTY CO. (GA ONLY)
ZURICH AMERICAN INS.     XPP5917001-03                                         5% of $100M xs                           11/1/08-
CO.                                                                            $100M                                    11/1/09
ACE AMERICAN INS. CO.    GPAD37743276                                          15% of $100M                             11/1/08-
                                                                               xs $100M                                 11/1/09

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
XL INS. CO. OF           US00010211PR08A                                       20% of $100M                             11/1/08-
AMERICA, INC.                                                                  xs $100M                                 11/1/09
LIBERTY MUTUAL FIRE      MQ2L9L443687018                                       10% of $100M                             11/1/08-
INS. CO.                                                                       xs $100M                                 11/1/09
ESSEX INS. CO.           ESP6231                                               2.5% of $100M                            11/1/08-
                                                                               xs $100M                                 11/1/09
LLOYD'S OF LONDON        GEP2214                                               5% of $100M xs                           11/1/08-
(GLOBAL EXCESS                                                                 $100M                                    11/1/09
PARTNERS)
SR INTERNATIONAL         WB0801220                                             20% of $100M                             11/1/08-
BUSINESS INS. CO.                                                              xs $100M                                 11/1/09
ENDURANCE INS. CO.       CPN10001117800                                        12.5% of $100M                           11/1/08-
                                                                               xs $100M                                 11/1/09
ARC INS. CO.             PRP001107403                                          10% of $300M                             11/1/08-
                                                                               xs $200M                                 11/1/09
HOMELAND INS. CO. (ONE   YSP1618                                               8.33% of $300M                           11/1/08-
BEACON)                                                                        xs $200M                                 11/1/09
LANDMARK AMERICAN INS.   LHD359900                                             33.33% of                                11/1/08-
CO. (RSUI)                                                                     $300M xs $200M                           11/1/09
LLOYD'S OF LONDON        WB0801224                                             10% of $300M                             11/1/08-
                                                                               xs $200M                                 11/1/09
COMMONWEALTH-VANCOUVER   US7666                                                8.33% of $300M                           11/1/08-
                                                                               xs $200M                                 11/1/09
LIBERTY MUTUAL FIRE      MQ2L9L443687028                                       5% of $300M xs                           11/1/08-
INS. CO.                                                                       $200M                                    11/1/09
XL INS. CO. OF           US00010211PR08A                                       25% of $300M                             11/1/08-
AMERICA, INC.                                                                  xs $200M                                 11/1/09

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
ACE AMERICAN INS. CO.    GPAD37743276                                          14% of $250M                             11/1/08-
                                                                               xs $500M                                 11/1/09
LEXINGTON INS. CO.       1231800                                               31% of $250M                             11/1/08-
                                                                               xs $500M                                 11/1/09
XL INSURANCE CO. OF      US00010211PR08A                                       25% of $250M                             11/1/08-
AMERICA, INC.                                                                  xs $500M                                 11/1/09
HOMELAND IN. CO. (ONE    YSP1615                                               30% of $250M                             11/1/08-
BEACON)                                                                        xs $500M                                 11/1/09
HOMELAND IN. CO. (ONE    YSP1615                                               30% of $250M                             11/1/08-
BEACON)                                                                        xs $500M                                 11/1/09
TERRORISM LIABILITY- CORE & SHELL (FOREST CITY ENTERPRISES PROGRAM- $525M TOTAL TERRORISM LIMITS XS OF $25M INCLUDED IN PROPERTY)
LLOYD'S OF LONDON        E08RQ2763800                                          $225M xs $25M                            11/1/08-
                                                                                                                        11/1/09
LLOYD'S OF LONDON        E08RQ27638A00                                         $300M xs $250M                           11/1/08-
                                                                                                                        11/1/09
PROPERTY- PERSONAL CONTENTS & BUSINESS INTERRUPTION (NYT PROGRAM)
ACE American Ins. Co.    GPAD37747208         Perils Insured: "All Risks" of   1. 50% of Prim                           9/1/08-
                                              direct physical loss or damage   $100M                                    9/1/09
                                              including Flood, Earthquake and
                                              Boiler and Machinery Accidents
                                              including the following:

                                              Property Damage                                  $250,000 except for
                                              All Real and Personal Property                   the following:
                                              of every kind and description,                   -  Subsidence at
                                              including, but not limited to                       College Point:
                                              improvements and betterments;                       $2,500,000
                                              property of others in the care,                  -  PD and/or BI loss
                                              custody or control of the                           in California and
                                              Insured or for which the                            caused by the peril
                                              Insured is responsible, legally                     of
                                              liable or has agreed to insure;
                                              except as more fully defined in
                                              the proposed policy wording:

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
                                                                                               Earthquake:
                                              Time Element                                     greater of $500,000
                                              Business Interruption Gross                      or 5% of TIV
                                              Earnings; Business Interruption
                                              Loss of Profits (where
                                              applicable); Extra Expense;
                                              Rental Income; Leasehold
                                              Interest;

                                              All Property Damage and Time                     -  PD and/or BI loss
                                              Element coverage as more fully                      caused by the peril
                                              defined in policy wording                           of Named Windstorm:
                                                                                                  greater of $500,000
                                                                                                  or 5% of TIV
                                                                                               -  Flood: $500,000
                                                                                               -  Service
                                                                                                  Interruption: 24
                                                                                                  hour waiting period

                                              Limit of Liability
                                              $700,000,000

                                              PER OCCURRENCE AND ANNUAL
                                              AGGREGATES
                                              1. Earthquake: $100,000,000
                                              except;
                                              -  California EQ: $25,000,000

                                              2. Flood: $100,000,000 except;
                                              -  $20,000,000 for Flood Zone A
                                                 for Newly Acquired Locations

                                              SUBLIMITS: The following
                                              sub-limits, for each and every
                                              occurrence
                                              3. Contingent Time Element:

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
                                              $125,000,000, as respects to
                                              direct suppliers and recipients

                                              4. Leasehold Interest:
                                              $25,000,000

                                              5. Property in the Course of
                                              Construction (including
                                              $10,000,000 in Business
                                              Interruption): $45,000,000

                                              6. Newly Acquired Properties
                                              (90 days reporting): $50,000,000

                                              7. Miscellaneous Unnamed
                                              Locations: $30,000,000

                                              8. Property Damage / Time
                                              Element Service Interruption:
                                              $50,000,000 (10 Miles).

                                              9. Extra Expense: $100,000,000

                                              10. Inland Transit: $10,000,000

                                              11. Valuable Papers and
                                              Records: $95,800,000

                                              12. EDP Media Replacement:
                                              $75,000,000

                                              13. Accounts Receivable:
                                              $100,000,000

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
                                              14. Rental Value: $25,000,000

                                              15. Royalties: $25,000,000

                                              16. Research and Development:
                                              $25,000,000

                                              17. Fine Arts: $66,635,000

                                              18. Debris Removal: The greater
                                              of $75,000,000 or 25% of PD/TE
                                              loss

                                              19. Cleanup and Removal of
                                              Pollutants from land and water:
                                              $100,000 (Lex only)

                                              20. Expediting Expense:
                                              $25,000,000

                                              21. Errors and Omissions:
                                              $25,000,000

                                              22. Ingress / Egress & Civil
                                              Authority: $50,000,000 - 30
                                              days

                                              23. Extended period of
                                              Indemnity: 180 days

                                              24. Demolition & Increased Cost
                                              of Construction: $100,000,000

                                              25. Impounded Water:
                                              $50,000,000 - 30 days

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
                                              26. Jewelry: $10,000,000

                                              27. Furs: $10,000,000

                                              28. Boiler and Machinery:
                                              $100,000,000 except;
                                              -  Hazardous Substances:
                                                 $25,000,000
                                              -  Consequential Loss:
                                                 $25,000,000
                                              -  Ammonia Contamination:
                                                 $25,000,000
                                              -  Water Damage: $25,000,000
                                              -  $50,000 (Lexington Only)

                                              29. Professional Fees:
                                              $1,000,000, for each and every
                                              occurrence

                                              30. Foreign Endorsement:
                                              $10,000,000 for scheduled
                                              locations and $1,000,000 for
                                              unscheduled locations

Lexington Ins. Co.       4271642              Perils Insured - see above       50% of Primary  Deductible - see above   9/1/08-
                                                                               $25M                                     9/1/09
Arch Ins Co.             PRP 0017748 02       Perils Insured - see above       13.33% of $75M  Deductible - see above   9/1/08-
                                                                               xs $25M & 10%                            9/1/09
                                                                               of $300M xs
                                                                               $100M
Global Excess Partners   GEP2190              Perils Insured - see above       6.67% of $75M   Deductible - see above   9/1/08-
                                                                               xs $25M                                  9/1/09
Allianz Global Risks US  CLP 3009788          Perils Insured - see above       33.34% of       Deductible - see above   9/1/08-
                                                                               $600M xs 100M                            9/1/09
SR Int'l                 MH33575              Perils Insured - see above       15% of $675M    Deductible - see         9/1/08-

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
                                                                               xs $25M         above                    9/1/09
Steadfast Insurance Co.  XPP9305496-06        Perils Insured - see above       23.33% of       Deductible - see above   9/1/08-
                                                                               $600M xs $100M                           9/1/09
Lloyds (QBE)             DP 662708            Perils Insured - see above       10% of $300M    Deductible - see above   9/1/08-
                                                                               xs $400M                                 9/109
Guy Carpenter            0993527              Perils Insured - see above       3.33% of $600M  Deductible - see above   9/1/08-
                                                                               xs $100M                                 9/1/09
AXIS Reinsurance         RNB 728471-08        Perils Insured - see above       15% of $675M    Deductible - see above   9/1/08-
Company                                                                        xs $25M                                  9/1/09
TERRORISM LIABILITY
Lexington Insurance Co.  9407078              TRIA Co-Participation                                                     9/1/08-
                                              15% Reinsurance                                                           9/1/10
                                              (Co-participation) of TRIA
                                              Captive policy limit of
                                              $1,200,000,000:
                                              $180,000,000 per occurrence

                                              Captive's TRIA Single Event
                                              Trigger
                                              100% Reinsurance of TRIA
                                              Trigger: $100,000,000 per
                                              occurrence

                                              Captive's TRIA Deductible
                                              100% Reinsurance of TRIA
                                              Deductible: $8,500,000 per
                                              occurrence (Estimate)

                                              International Terrorism
                                              $100,000,000 per occurrence an
                                              100% Reinsurance on Locations
                                              outside the US: annual aggregate

PRIMARY CASUALTY
Travelers Property       TC2JGLSA219T312708   General Liability                $2,000,000 per  $250,000                 3/1/09-

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
& Casualty                                                                     occurrence/                              3/1/10
                                                                               $25,0000,000
                                                                               per aggregate
Travelers Property &     TC2JCAP219T315208    AUTOMOBILE LIABILITY             $3,000,000                               3/1/09-
Casualty                                                                       Combined        $500,000                 3/1/10
                         TC2JCAP201T637A08                                     Single Limit
Travelers Property &     TC2HUB121D938808     WORKERS' COMPENSATION AND        Workers'        $500,000                 3/1/09-
Casualty                                      EMPLOYER'S LIABILITY             Compensation:                            3/1/10
                         TRJUB121D937608
                                                                               Statutory
                         TWXJUB121D939A08
                                                                               Employer's
                                                                               Liability
                                                                               $2,000,000
                                                                               each accident
                                                                               $2,000,000
                                                                               each employee
                                                                               $2,000,000
                                                                               each policy
                                                                               limit
UMBRELLA/EXCESS LIABILITY* (IN THE PROCESS OF RENEWING- EXPECTED COMPLETION 3/6/09)
AIG Illinois National    538 0744             Umbrella Liability 30M xs        $30,000,000     $25,000                  3/1/08-
Insurance Co                                  primary casualty                                                          3/1/09
AIG Cat Excess           9495175              Excess Liability                 $95,000,000     N/A                      3/1/08-
                                              $95M xs $30M                                                              3/1/09
POLLUTION LEGAL LIABILITY
Greenwich Insurance      PEC0008018           Pollution and Remediation Legal  $50,000,000     1,000,000                12/15/08-

        COMPANY                POLICY#                    COVERAGE                 LIMITS             DEDUCTIBLE           PERIOD
-----------------------  -------------------  -------------------------------  --------------  -----------------------  ------------
Insurance Company                             Liability                                                                 12/15/10

                                   SCHEDULE 9

                              INTENTIONALLY OMITTED

                                   SCHEDULE 10

                          SUBWAY ENTRANCE AREA DIAGRAM

                                   (GRAPHIC)

                                   (GRAPHIC)

                                   SCHEDULE 11

                              THIRD-PARTY CONSENTS

1)   New York City Industrial Development Authority

                                   SCHEDULE 12

                                   WARRANTIES

1)   Trane, for the Chiller Serial No. L04F02792, effective August 3, 2004

2)   Trane, for the Chiller Serial No. L04H04573, effective August 25, 2004

3)   Trane, for the Chiller Serial No. L04F03011, effective August 10, 2004

4)   Trane, for the Chiller Serial No. L04G03161, effective August 17, 2004

5)   Trane, for the Chiller Serial No. L04F02803, effective August 3, 2004

6)   Trane, for the Chiller Serial No. L04G03078, effective August 3, 2004

7)   Intentionally omitted.

8)   Intentionally omitted.

9)   Intentionally omitted.

10)  Intentionally omitted.

11) Hilti's, copy of full service program that all tools are covered by complete service and repair warranty for up to two years

12)  The Metraflex Company, effective on date of shipment

13) A.O. Smith Water Heaters, residential electric warranty, effective on the date of sale

14) A.O. Smith Water Heaters, residential gas warranty, effective on date of purchase

15)  American Standard, effective at time of initial purchase

16)  Brasscraft Manufacturing Company, dated October 5, 2005

17) Kohler, effective on date of installation of plumbing products, steam generator, water filtration, faucets, valves and cast iron

18) Krane Plumbing Products, effective on the date of purchase or installation whichever occurs first, dated September 1, 2007

19)  Fiat Products, acrylic bathware, effective on the date of sale

20)  Chicago Faucets, effective on the date of shipment

21)  Victaulic Company of America

22)  Watts Regulator Company, effective on the date of original shipment

23)  Charlotte Pipe and Foundry Co., effective on date of delivery

24)  Hubbell The Electric Heater Company, effective on start up date

25)  SyncroFlo, Inc., effective on date of shipment

26) Goulds Pumps, effective on either the date of installation or date of manufacture

27) ITT FLYGT, effective on date of shipment or startup (if within on year of shipment)

28)  D.V. Fyre-Tec, Inc., effective June 28, 2006

29)  Intentionally omitted.

30)  Lutron Electronics, effective on date of factory commissioning

31)  MAC Products, Inc., effective on date of shipment to jobsite

32)  Caterpillar, effective on date of delivery

33)  Emerson Network Power, effective May 1, 2007

34)  Intentionally omitted.

35) Heritage Mechanical Services, effective on date of completion of contract work

36)  Perma Pipe, effective on the date of completion of testing

37)  Intentionally omitted.

38)  Dri Steem Humidifier Company, effective on installation date

39)  Liebert, effective on startup date

40)  Leslie Controls Inc., effective on date of shipment

41)  Quincy Compressor, effective on date of factory shipment

42)  Idex Corp., effective on date of startup

43)  BFS Industries LLC, effective on date of startup

44)  Pneumercator, effective on date of installation

45)  Paco Pumps, effective on date of shipment

46)  Tigerflow, effective on date of shipment

47)  Amtrol Inc., effective on date of manufacture

48)  Thrush Company Inc., effective on date of manufacture

49)  Intentionally omitted.

50)  Intentionally omitted.

51)  Twin City Fan Companies, Ltd., effective on date of original installation

52)  Loren Look Company, effective on date of shipment

53)  Pottorff, effective on date of shipment

54)  Intentionally omitted.

55)  Wolkow Braker Roofing Corp., effective March 20, 2008

56)  Henry Company Warranty #10087, dated June 5, 2008

                                   SCHEDULE 13

                         PROPERTY MANAGEMENT AGREEMENTS

1) NYTC Facility Maintenance and Management Agreement, dated January 4, 2007, made by and between NYT Real Estate Company LLC and First New York Partners Management, LLC, as amended by that certain Amendment to an Agreement dated May 1, 2008 and that certain Side Letter dated May 15, 2008